As filed with the Securities and Exchange Commission on February 27, 2007


                           REGISTRATION NO. 33-06867
                   INVESTMENT COMPANY ACT FILE NO. 811-04665

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

                                   ----------

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  |X|

                                   ----------

Pre-Effective Amendment No. _____                                |_|

                                   ----------


Post-Effective Amendment No. 48                                  |X|


                                   ----------

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|


                                Amendment No. 48


                        (Check appropriate box or boxes)

                                   ----------

                   COMMONWEALTH INTERNATIONAL SERIES TRUST
            (Exact name of Registrant as Specified in the Charter)

               5847 San Felipe, Suite 850, Houston, Texas 77057
             (Address of Principal Executive Offices) (Zip Code)

                Registrant's Telephone Number: 1-713-260-1434

                                   ----------

                           Mitchell J. Rabil, Esquire
                            C. Richard Ropka, Esquire
                              Rabil & Ropka L.L.C.
               215 Fries Mill Road, Turnersville, New Jersey 08012
                     (Name and Address of Agent for Service)

                                   ----------

It is proposed that this filing will become effective:


|_|   immediately upon filing pursuant to paragraph (b).
|X|   on February 27, 2007 pursuant to paragraph (b).
|_|   60 days after filing pursuant to paragraph (a)(1)(I).
|_|   on February 27, 2007 pursuant to paragraph (a)(1).
|_|   75 days after filing pursuant to paragraph (a)(2).
|_|   on ________________ pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   COMMONWEALTH INTERNATIONAL SERIES TRUST

                           On Behalf Of Its Series The

                             COMMONWEALTH JAPAN FUND

                   COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

                            COMMONWEALTH GLOBAL FUND

                   COMMONWEALTH REAL ESTATE SECURITIES FUND

                                   PROSPECTUS
                                   ----------

                                February 27, 2007

    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.
          Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

THE FUNDS' MAIN INVESTMENT STRATEGIES

THE FUNDS' PRINCIPAL RISKS


FUNDS' PAST PERFORMANCE


FUNDS' FEES AND EXPENSES

GENERAL INFORMATION

BUYING AND SELLING SHARES

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTOR

FINANCIAL HIGHLIGHTS

HOW TO GET MORE INFORMATION

                      THE FUNDS' MAIN INVESTMENT STRATEGIES

Principal Objectives and Investment Strategies of the Commonwealth Funds

      Each Fund's investment objective is to provide long-term capital appreciation and current income. In addition to buying equity and debt securities, the Funds may invest in sponsored and un-sponsored Depository Receipts (DRs) related to the designated securities. Depositary Receipts (DRs), which include American Depositary Receipts (ADRs), Global Depositary Receipts
(GDRs), and New York Shares (NYSs) are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. DRs are publicly traded on exchanges or over-the-counter in the United States. Although DRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investments directly in foreign securities. DRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in un-sponsored DR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the DRs, as well as costs of custody and dividend payment services may be passed through, in whole or in part, to shareholders. The availability of regular reports regarding the issuer is also a risk as they may not as readily be available in a timely fashion for review by the Funds' investment adviser, FCA Corp.

      Investments in debt securities may include obligations of governmental issuers as well as obligations of companies having an outstanding debt issue rated Baa3 or better by Moody's Investor Services, Inc. ("Moody's"), BBB- or better by Standard & Poor's Corporation ("S&P"), or obligations of comparable quality as determined by FCA Corp pursuant to guidelines approved by the Board of Trustees. Many foreign debt securities are not rated, so their quality will be determined in accordance with guidelines approved by the Board of Trustees. The Funds' investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody's. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings. The credit quality of a security is determined at the time of purchase. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be downgraded. FCA Corp will consider such an event in determining whether the Fund should continue to hold the security. In the event that the rating of the security is reduced below the minimum rating required for purchase by the Fund, FCA Corp may, but will not necessarily, dispose of the security.


      Under normal market conditions, each Fund independent of the others, invests at least 80% of its assets in the country or asset class specified in its name. (i.e. Japan, Australia/New Zealand, Global or Real Estate Industries Companies). "Assets" means net assets, plus the amount of borrowings for investment purposes. The 80% investment will be comprised of securities of issuers organized under the particular country's law (i.e., Japan, Australia or New Zealand); issuers that are listed on the particular country's stock exchanges regardless of the country in which the issuer is organized (i.e., Japan, Australia, New Zealand); issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in the particular country (i.e., Japan, Australia or New Zealand), and issues of central and local government entities of the particular country (i.e., Japan, Australia or New Zealand) or issues traded globally. Investments made by the Real Estate Securities Fund are in issuers in the real estate and related industries (i.e., those issuers whose fortunes are impacted by the real estate market). This strategy can be changed without shareholder approval. Shareholders will be given 60 days advance notice if any Fund decides to change its strategy.


      In seeking to reduce downside risk, FCA Corp. will attempt whenever possible to: (i) diversify among companies, industries, and as to the Global Fund without restriction to any particular region such as Asia or Europe or any particular country such as the United States or Japan; (ii) focus on companies with reasonable valuations; and (iii) as to the Global Fund, generally focus on countries with developed economies. FCA Corp. will also seek to sell a stock when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Funds, or in the course of adjusting one or more of the Fund's emphasis(es) on a given country or sector.

      Commonwealth Japan Fund

      The Japan Fund invests primarily in equity securities, including common and preferred stock and securities convertible into common stock, and debt securities denominated in Yen and securities of Japanese issuers. Japanese issuers include issuers that are organized under Japanese law; issuers that are listed on one of more of the Japanese stock exchanges, regardless of the country in which the Issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan; and Japanese government entities.

      Commonwealth Australia/New Zealand Fund

      The Australia/New Zealand Fund invests primarily in equity securities, including common and preferred stock and securities convertible into common stock, and debt securities denominated in one of those countries' currencies and securities of Australian/ New Zealand issuers. Australian/New Zealand issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand stock exchanges regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand; and Australian and/or New Zealand government entities.

      Commonwealth Global Fund

      The Global Fund invests primarily in U.S. and foreign equity securities, including common and preferred stock and securities convertible into common stock, and debt securities. Although the Fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

      Commonwealth Real Estate Securities Fund

      The Real Estate Securities Fund invests primarily in equity securities, including common stock and preferred stock and securities convertible into common stock, and debt securities of companies in real estate industries, which may include real estate investment trusts (REITs), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries.

                           THE FUNDS' PRINCIPAL RISKS


      Each Fund's investments will fluctuate in price. This means that Fund's share prices will go up and down, and Fund shareholders can lose money. From time to time, the Fund's performance may be better or worse than funds with similar investment policies. Their performance is also likely to differ from that of funds that use different strategies for selecting stocks. Because of their specialized nature (foreign securities or real estate securities), each Fund should be considered a part of an overall investment program and not as a balanced investment program.


      Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

      Investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer's financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

      The risks associated with foreign issuers are different from the risks associated with securities of U.S. issuers. Foreign securities risks include, but are not limited to, differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Funds may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in these markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may more difficult for a Fund to liquidate positions. This in turn may cause delays in a Fund's receipt of proceeds and a concomitant loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities.

      When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the security delivery takes place. Each Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets at the time of purchase absent unusual market conditions. None of the Funds intend to engage in when-issued purchases and forward commitments for speculative purposes. Hedging activities in the Funds may fail to achieve the expected benefit and could actually lose money. Among other things, these negative effects can occur if the market moves in a direction that the Fund's investment Advisor does not expect or if the Fund cannot close out its position in a hedging instrument.


      Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies. As a result, stocks of small capitalization companies may decline significantly in market downturns. These securities may be traded over-the-counter or listed on an exchange.

      Should a Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Fund.


      The Real Estate Securities Fund may invest in equity interests or debt obligations issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Real Estate Securities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Real Estate Securities Fund. Because the Real Estate Securities Fund may invest in real estate related industries, the Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940,as amended.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Finally investments in REITs also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.


      Abusive Trading Activities. Frequent short-term purchases, redemptions or exchanges in fund shares (sometimes referred to as "market timing or frequent trading activities") may result in a dilution in the value of Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Funds' portfolio investments, and may affect the Funds' cost and performance for other shareholders. Because certain of the Funds invest in foreign securities, they are subject to the risk of market timing or frequent trading activities by investors who are seeking to predict current and future market movements or who believe that trading in those Funds will allow them to take advantage of time differences between the U.S. and some foreign markets. The Funds' Board of Trustees has adopted policies to discourage abusive trading activities and has approved procedures to implement those policies. There is no guarantee that these procedures can detect all abusive trading activities and, therefore, such activities may occur. Please see the "Abusive Trading Policy" section for more information.


      See also "Risk Factors" and "Investment Policies and Restrictions" discussed in the Statement of Additional Information that is incorporated herein by reference and made a part hereof.

                             FUNDS' PAST PERFORMANCE

      The following tables illustrate how each Fund has performed on a cumulative basis each calendar year since its inception. This information provides some indication of the risks of investing in these Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for 1, 5, and 10 years compared with those of a broad measure of the market performance. Further, each Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Each table assumes that dividends and distributions paid by the Fund have been reinvested in additional Fund shares.

      Each Fund's most recent shareholder report contains information on the Fund's performance, including relevant market conditions, recent investment strategies, as discussed above, and securities holdings. (See the back cover of this prospectus on how to obtain such a report.)

(Bar Chart to be inserted showing the following data:)

Year-by-year total return as of 12/31 each year (%).


                                                                    REAL ESTATE
                               AUSTRALIA/ NEW                       SECURITIES
               JAPAN FUND(1)   ZEALAND FUND(2)   GLOBAL FUND(3)        FUND
               -------------   ---------------   --------------   --------------
12/31/96          (16.10%)         26.37%
12/31/97          (24.55%)        (23.13%
12/31/98            6.68%          (9.33%)
12/31/99           58.59%          16.08%
12/31/01          (24.95%)          7.59%
12/31/02           (8.58%)         21.61%
12/31/03           13.49%          39.64%            29.68%
12/31/04           (3.10%)         19.54%            20.11%           17.41%(4)
12/31/05           21.45%           2.80%             2.80%            5.50%
12/31/06           (3.81%)         24.26%            16.99%           19.92%


(1) The Japan Fund includes performance results of the current Advisor's management of the portfolios since August 22, 1997. Prior to August 22, 1997, the Japan Fund's Advisor was Nikko Capital Management (USA), Inc.


(2) The Australia/New Zealand Fund's shareholders approved the Fund's investments objective to include Australian issuers in January 2001, this table represents that Fund's performance only in the New Zealand market for the years ended prior to 2001.


(3) The Global Fund was formed on December 14, 2001 and began operation on December 3, 2002 when it received its first investment.


(4) The Real Estate Securities Fund was formed on July 2, 2003 and began operations on January 5, 2004 when it received its first investment. The Fund's returns for 2004 are not annualized.


      For the periods included in the bar chart:

                                               AUSTRALIA/ NEW                                     REAL ESTATE
                         JAPAN FUND             ZEALAND FUND               GLOBAL FUND           SECURITIES FUND
                         ----------             ------------               -----------           ---------------
Best Quarter          25.32%, Q4, 1998        34.64%, Q4, 1998           15.81%, Q4, 2003         9.76%, Q4, 2006
Worst Quarter        (18.74%),Q4, 1997       (20.13%), Q4, 1997          (4.73%), Q1, 2003       (5.14%), Q1, 2005

Average Annual Total Return as of 12/31/06 as compared to comparable indexes.


                                   JAPAN FUND

                    1 Year                  5 Years                 10 Years
                    ------                  -------                 --------

Return
Before Taxes         (3.81%)                 3.27%                   (3.34%)

Return After
Taxes on
Distribution         (5.95%)                 2.77%                   (3.57%)

Return After
Taxes on
Distribution and
Redemptions          (0.33%)                 2.74%                   (2.79%)
--------------------------------------------------------------------------------

TOPIX Index(1)

(1)TOPIX Index: The Tokyo Stock Exchange Stock Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index had a base value of 100 as of 1/04/68. Index returns, which are expressed in terms of U.S. dollars, assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. It is not possible to invest directly into this index.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.


                           AUSTRALIA/NEW ZEALAND FUND

                    1 Year                  5 Years                 10 Years
                    ------                  -------                 --------

Return
Before Taxes        24.26%                   20.99%                   6.28%

Return After
Taxes on
Distribution        22.01%                   19.62%                   5.56%

Return After
Taxes on
Distribution and
Sale of Fund
Shares              18.73%                   18.30%                   5.27%

-------------------------------------------------------------------------------

NZSCI(1)
AS30(2)
n/a NZSE50FG(3)                  n/a                        n/a

(1) The New Zealand Small Companies Index is a capitalization-weighted index of all New Zealand equities including those on the New Zealand Stock Exchange 40 index. Index returns, which are expressed in terms of U.S. dollars, assume reinvestment of dividends and, unlike the Fund, do not reflect any fees or expenses. It is not possible to invest directly into this index.

(2) The Australian All Ordinaries Index (AAOI) is a capitalization-weighted index comprised of the largest 500 Companies as measured by market capitalization that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979. Index returns , which are expressed in terms of U.S. dollars, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in this index.

(3) The New Zealand Exchange Limited 50 Free Float Total Return Index is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalizations that are listed on the New Zealand Exchange Limited. The index was developed with a base value of 500 as of 1979. Index returns, which are expressed in terms of U.S. dollars, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in this index.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.


                                   GLOBAL FUND

                    1 Year            Since Inception(1)
                    ------            ------------------

Return
Before Taxes        16.99%                 17.14%

Return After
Taxes on
Distribution        16.12%                 16.61%

Return After
Taxes on
Distribution and
Redemptions         12.21%                 14.91%

--------------------------------------------------------------------------------

MSCI World Index(2)

(1) Commonwealth Global Fund commenced operations on December 3, 2002.

(2) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index was developed with a base value of 500 as of 1979. Index returns, which are expressed in terms of U.S. dollars, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in this index.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.


                           REAL ESTATE SECURITIES FUND

                    1 Year            Since Inception(1)
                    ------            ------------------

Return
Before Taxes        19.92%                 14.16%

Return After
Taxes on
Distribution        19.78%                 14.02%

Return After
Taxes on
Distribution and
Redemptions         13.15%                 12.23%

--------------------------------------------------------------------------------

MSCI US
REIT Index(2)           %           %                 n/a         n/a

(1) Commonwealth Real Estate Securities Fund commenced operations on January 5, 2005.

(2)The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. Index returns, which are expressed in terms of U.S. dollars, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in this index. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

                            FUNDS' FEES AND EXPENSES

      This table describes the fees and expenses you may pay if you buy and hold shares of the Funds. The Funds have no fees that are charged directly to shareholders (e.g. front end commissions), other than the redemption fee (see below). Shareholders do, however, bear indirectly a portion of the Funds' annual operating expenses.

                                    FEE TABLE


                                                 AUSTRALIA/              REAL
                                                   NEW                  ESTATE
                                        JAPAN     ZEALAND    GLOBAL   SECURITIES
                                         FUND      FUND       FUND       FUND
                                         ----      ----       ----       ----
SHAREHOLDER FEES(fees paid
directly from your investment)
Redemption Fee (as a percentage
of the amount redeemed)(1)              2.00%      2.00%      2.00%      2.00%


ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from
Fund assets)
Management Fee                          0.75%      0.75%      0.75%      0.75%

Distribution (12b-1) Fees(2)            0.25%      0.25%      0.25%      0.25%


Other Expenses(3)                       2.20%      1.94%      1.72%      1.87%

Acquired Fund Fees and
Expenses(4)                             0.03%      0.06%      0.14%      0.10%

Total Annual Fund Operating
Expenses                                3.23%      3.00%      2.86%      2.97%

      (1)"Redemption Fees" - Applicable to certain redemptions of shares within seven (7) calendar days of purchase. The Redemption Fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds' portfolio management and can increase the Funds' expenses. All Redemption Fees will be paid to the Fund and will benefit the shareholders of that Fund. The Trustees and the Funds' Advisor expect that proceeds from the Redemption Fees will offset, at least partially, portfolio transaction and administrative costs associated with short term trading. The Redemption Fee is calculated as a percentage of the amount redeemed and will be charged (subject to limited exceptions described herein) when you sell or exchange your shares or if your shares are involuntarily redeemed. For more details, see "Redemption Fee" section.

      (2) Each Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.

      (3) "Other expenses" include expenses such as custody, transfer agent, legal, accounting and registration fees.


      (4) The term "Acquired Funds" refers to other investment companies in which the Funds invest. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be:

      3.20% for the Commonwealth Japan Fund
      2.94% for the Commonwealth Australia/New Zealand Fund
      2.72% for the Commonwealth Global Fund
      2.87% for the Commonwealth Real Estate Securities Fund


Example:

      The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000.00 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain at a constant percentage. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   JAPAN FUND

     1 Year                  3 Years                 5 Years           10 Years
--------------------------------------------------------------------------------
     $  326                  $   995                 $ 1,688           $ 3,531

                           AUSTRALIA/NEW ZEALAND FUND

     1 Year                  3 Years                 5 Years           10 Years
--------------------------------------------------------------------------------
     $  303                  $   927                 $ 1,577           $ 3,318

                                   GLOBAL FUND

     1 Year                  3 Years                 5 Years           10 Years
--------------------------------------------------------------------------------
     $  289                  $   886                 $ 1,508           $ 3,185

                           REAL ESTATE SECURITIES FUND

     1 Year                  3 Years                 5 Years           10 Years
--------------------------------------------------------------------------------
     $  300                  $   918                 $ 1,562           $ 3,290


                              GENERAL INFORMATION

General

      In furtherance of its objective, each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (possibly months later), are not a principal investment strategy but permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.

      The Funds also have authority, but it is not a principal investment strategy, to invest in money market instruments of U.S. or foreign issuers. They may invest in instruments issued or backed by U.S. or foreign banks or savings associations. Under normal markets conditions, the Funds may invest up to 5% of their assets in interest-bearing savings deposits of commercial or savings banks. For temporary defensive purposes under unusual market conditions, the Funds may invest in these instruments without limit, which can cause the Funds to fail to meet their investment objectives during such periods and lose benefits when markets begins to improve. The Funds may also lend their portfolio securities. These loans will be fully collateralized at all times. The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts to hedge against fluctuations in exchange rates between the U.S. and foreign currencies.

Funds' Investment Advisor

      The Funds' investment advisor is FCA Corp. FCA Corp is a Registered Investment Advisor located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA Corp and its predecessors have been in business since 1975. FCA Corp acts as investment advisor to all four Funds, as well as to other entities focusing on real estate related activities and carries on other financial planning and investment advisory activities for its clients. FCA Corp manages each Fund's portfolio investments and places orders for Fund portfolio transactions. For its services, it receives advisory fees from each Fund that are based on 0.75% of each Fund's average net assets.


      A discussion regarding the basis of the Board of Trustees' renewal of the Investment Advisory Agreement with FCA Corp. is available in the Funds' Annual Report to shareholders for the period ended October 31, 2006.


The Funds' Portfolio Managers

ROBERT W. SCHARAR, Lead Portfolio Manager


      Mr. Scharar is primarily responsible for the management of the portfolios for Commonwealth's Australia/New Zealand, Japan, Global and Real Estate Securities Funds. Mr. Scharar is President and Director of FCA Corp, based in Houston, Texas, and has primarily worked in this capacity during the past 6 years. He received his AA degree in Accounting from Polk Community College in 1968 and his BS in Accounting from the University of Florida in 1970. He received his MBA and JD from Northeastern University in 1971 and 1974, respectively; and an LLM in Taxation from Boston University Law School in 1979. Mr. Scharar is a member of the Florida and Massachusetts Bars; and is a Certified Public Accountant (Florida). Mr. Scharar is a Director and past President of the American Association of Attorney-CPAs. He is a Director of Blantyre Hotels Corp., NICO Holdings Corp., and a Manger/Director and/or officer of Vintech Investors LLC, Africap LLC, FCA Investments Co., First Commonwealth Holdings Corp., First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Project LLC, Heights of Tampa, LLC, and other closely held FCA advised entities and non-FCA related entities.


WESLEY YUHNKE, Assistant Portfolio Manager

      Mr. Yuhnke is the Assistant Portfolio Manager for Commonwealth's Australia/New Zealand, Japan, Global and Real Estate Securities Funds. Mr. Yuhnke joined FCA Corp (Commonwealth) in May 2002 and was appointed Assistant Portfolio Manager in August 2002. Prior to joining FCA Corp, he attended Stephen
F. Austin State University where he received his B.B.A. in Finance. While there he was the recipient of the A.G. Edwards Portfolio Management Award. Mr. Yuhnke earned his MBA with emphasis in Finance from Texas Tech University. He currently serves in a dual role as an Assistant Portfolio Manager to the Commonwealth International Series Trust Funds and Investment Operations Manager of FCA Corp.

CARLOS RUBIO, Assistant Portfolio Manager / Investment Associate

      Mr. Rubio is an Assistant Portfolio Manager for Commonwealth's Australia/New Zealand, Japan, Global and Real Estate Securities Funds. He joined the Commonwealth International Series Trust in June of 2004. Prior to that, Mr. Rubio served as an Analyst and Senior Portfolio Manager for the Cougar Fund from August of 2003 until December of 2004. From 1992 to June of 2004, Mr. Rubio was employed as an Account Manager and Business Office Manager at Trinity Instruments. Mr. Rubio received a MS in Finance from the University of Houston and a BS in Finance from the University of Houston - CL. While completing his MS, he attained a Certificate in Financial Services Management. He currently serves in a dual role as an Assistant Portfolio Manager to the Commonwealth International Series Trust and an Investment Associate at FCA Corp.

      The Funds' Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Managers' ownership of the shares of the Funds.

Legal Matters:


      The Funds, as previously disclosed in the Funds' 2005 Annual Report and 2006 Semi- Annual Report to its shareholders filed with the SEC, were the subject of an investigation by the staff of the SEC concerning the Funds' policies, procedures and disclosures relating to market timing transactions in the Australia/New Zealand and Japan Funds by certain investors, and use of the Funds' borrowing authority to meet large redemption requests. There has been no allegation that anyone at FCA Corp or the Funds entered into any agreements or arrangements with market timers to permit market timing transactions in violation of Funds' policies, or engaged in any deceptive practices to circumvent Fund policies.

      As previously noted in the Funds' 2006 Semi-annual Report, the SEC staff determined not to recommend that the SEC bring any enforcement action against the Funds or the Funds' Trustees. Further, the staff also determined that it would not recommend any enforcement action against FCA Corp and Mr. Robert W. Scharar, an interested Trustee and President of the Funds and President of FCA Corp, relating to the adequacy of the Funds' prospectus disclosure regarding the volume of, and the Funds' policies governing, frequent short-term transactions in the Funds. However, the staff indicated that it was prepared to recommend an administrative proceeding against FCA Corp and Mr. Scharar arising from the use of the Funds' line of credit in excess of the Funds' borrowing limitations set forth in the Funds' prospectus.

      FCA Corp and Mr. Scharar, without admitting or denying any of the SEC's findings, reached a settlement with the SEC to resolve this matter without further litigation. Under the terms of the settlement, the SEC issued an administrative order dated November 29, 2006 sanctioning Mr. Scharar and FCA Corp for violations of Sections 13(a)(2) and 34(b) of the Act through a censure, a civil monetary penalty of $25,000 each, and an order that they cease and desist future violations of these provisions. The order acknowledges that Mr. Scharar and FCA cooperated with the SEC staff in its investigation and took remedial steps by, among other things, making a payment, with interest, to the Australia/New Zealand Fund and the Japan Fund of certain amounts of interest incurred by those Funds on the amounts borrowed in excess of borrowing limitations. The payments made amounted to $6,148 and $13,753 for the Australia/New Zealand Fund and the Japan Fund, respectively. These amounts are reflected as expense reimbursement by advisor in the Statement of Operations. A portion of the initial payment made to the Japan Fund was deposited into the custody account of the Australia/New Zealand Fund in error. Accordingly, the Japan Fund has a receivable due from the Australia/New Zealand Fund as of October 31, 2006 in the amount of $6,344 and the Australia/New Zealand Fund has a corresponding payable due to the Japan Fund in the same amount. Mr. Scharar will remain an officer and trustee of the Funds and FCA will remain the Funds' Advisor. In his capacity as the Funds President and Trustee, Mr. Scharar requested, during the year ended October 31, 2006, that the Trust indemnify him for legal fees and expenses associated with his defense of this matter. On December 19, 2006, the Independent Trustees after considering all relevant facts and materials, including the opinion of Fund Counsel, has approved reimbursement of a portion of such legal fees and expenses excluding the fines, as well as the allocation of this indemnity cost to each of the funds based upon their relative average daily net assets.

      Expenses incurred by the Funds in connection with this investigation impacted the net assets of the Funds and impacted each Fund's NAV and the value of the investment made by each of the Funds' shareholders.

Portfolio Holdings:

      A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information. Complete holdings are available in reports on Form N-Q or Form N-CSR filed with the SEC.

Transactions with Affiliates:

      FCA Corp and the Commonwealth Funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. The Board reviews reports provided quarterly on these matters to confirm that the Funds are in compliance with these policies and procedures regarding these activities and relevant SEC regulations.

Privacy:


      As technology transforms the way information is collected and distributed, The Funds have implemented a number of practices for safeguarding the privacy and security of financial information relating to the Funds' shareholders. The Funds employ safeguards to protect customer information and to prevent fraud. BUYING AND SELLING SHARES


Investing in the Funds

Share Price:      The purchase and redemption price of the shares of each Fund is at each Fund's Net Asset Value (NAV) per share determined after your order is received by the Fund. Unless a redemption fee is applied, the Fund pays you the full share price when you sell shares. The Funds impose a redemption fee on sales of shares held seven (7) calendar days or less. See the "Redemption Fee" section for more information. In the case of shares purchased or sold through intermediaries, such intermediary may charge fees that are in addition to those described in this prospectus.

                  The NAV of each Fund is determined once daily, normally at the close of business of the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern time, and reflects the fair value of the Fund's aggregate assets less its liabilities. The NYSE is open for business every day other than weekends and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. On occasion, the NYSE closes before 4:00 p.m. Eastern Time. When that happens, purchase orders received after the NYSE closes will be effective the following business day. Assets and liabilities denominated in foreign currencies are translated into U.S currency using an exchange rate obtained from an independent third party. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds' portfolio securities may change on days when you will not be able to purchase or sell your shares.


                  Each Fund's assets are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, at the last current bid quotation. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. If the Funds determine that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, FCA Corp may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

                  Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of less than 60 days are valued at amortized cost.


                  With respect to any portion of a Fund's assets that are invested in one or more open-end investment management companies that are registered under the Investment Company Act, the Fund's net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. These funds' prospectuses explain the circumstances under which these funds may use fair value pricing and the effects of using fair value pricing.

Minimum
Investment:       The minimum initial investment in a Fund is $200
                  and there is no minimum for subsequent investments, with the exception of continuous investment plans. The Funds reserve the right to redeem the accounts of shareholders with balances under $200 as a result of selling or exchanging shares. A redemption resulting from this minimum investment policy will be made upon (60) sixty-days written notice to the shareholder unless the balance is increased to an amount in excess of $200. In the event that stockholder's account falls below $200 due to market fluctuation, the Fund will not redeem the account.

Share
Certificates:     The Funds will not issue share certificates.

Telephone
Transactions:     In your Investment Application, you may
                  authorize the Fund to accept redemption and exchange orders by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to ensure that the order was proper and that the order was genuine. Also note that during unusual market conditions, you may experience delays in placing telephone orders. (See below "Purchasing Fund Shares and Redeeming Fund Shares.")

Abusive
Trading Policy:   Frequent short-term purchases, redemptions or
                  exchanges in Fund shares ("market timing" or "frequent trading activities") may result in a dilution in the value of Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Funds' portfolio investments, and may affect the Funds' cost and performance for other shareholders. Because certain of the Funds invest in foreign securities, they are subject to the risk of market timing or frequent trading activities by investors who are seeking to predict current and future market movements or who believe that trading in those Funds will allow them to take advantage of time differences between the U.S. and some foreign markets. The Funds' Board of Trustees has adopted policies to discourage such activities and has approved procedures to implement those policies. The Funds seek to monitor trading activity in the Funds' shares and examine a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size and/or timing of investors' transactions in Fund shares.

                  Each Fund reserves the right to reject any purchase or exchange order or to limit, suspend, and/or permanently terminate, the right to purchase or exchange shares or the telephone order privilege from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. The Fund, among other factors, may consider the trading history of accounts under common ownership or control in this determination.


                  The Funds seek to apply their policies and procedures consistently to all shareholders. While the Funds seek to identify and restrict abusive trading activities, the Funds receive purchase and redemption orders through financial intermediaries, retirement plans and other combined account arrangements. The Funds cannot in every case monitor trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these reasons, such activities in a Fund's shares may occur despite the Funds' policies to discourage such activities. The Funds or their agent may request representations of compliance with the Funds' abusive trading procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.


                  The Fund's abusive trading policies, including the use of fair value pricing and application of the redemption fee, among other procedures, are intended to discourage such activities, although there can be no assurance that a Fund will eliminate such activities.

Purchasing Fund Shares:

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

      If you have any questions regarding the Fund, please call 1-888-345-1898.

      You may purchase shares on any "business day." Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

      All purchases must be in U.S. dollars. Third-party checks, cash, money orders, credit card convenience checks and travelers checks will not be accepted. Bank starter checks are not accepted for the initial investment, but will be accepted for subsequent investments.

      You may use any of the following methods to purchase Fund shares:

      Through Financial Intermediaries:


      You may place your order through any financial intermediary authorized to take orders for a Fund. Financial Intermediaries include broker-dealers; banks; insurance company separate accounts; investment advisors; administrators or trustees of IRS recognized tax-deferred savings plans, such as a 401(k) retirement plans; or a 529 college savings plan that maintains an omnibus account with a Fund for trading on behalf of its customers or Participants. If the order is transmitted to the Fund by 4:00 p.m. Eastern time, it will be priced at the NAV per share determined on that day. Orders received after 4:00 p.m. will receive the NAV per share determined the next day. It is the dealer's responsibility to transmit timely orders.

      Through the Distributor:


      You may place orders directly with the Funds by mailing a completed Investment Application with a check or other negotiable bank draft (payable to: the applicable Commonwealth Fund as below) to the Funds at:

      Commonwealth International Series Trust
      P.O. Box 182608
      Columbus, OH 43218-2608


      (Remember to make your check for at least the minimum noted above.)

      Investing By Wire:

      You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

      For an initial investment by wire, you must first call 1-888-345-1898 to be assigned a Fund account number. Once that is provided ask your bank to wire the amount of your investment to the applicable Fund using the following instructions:

                  COMMONWEALTH JAPAN FUND
                  Fifth Third Bank
                  ABA#042000314
                  DDA Acct# 992-00407
                  F/C: Commonwealth Japan Fund
                  Ref:: (____your name & Fund Account #___________)

                  COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                  Fifth Third Bank
                  ABA#042000314
                  DDA Acct# 992-00394
                  F/C: Commonwealth Australia/New Zealand Fund
                  Ref: (____your name & Fund Account #___________)

                  COMMONWEALTH GLOBAL FUND
                  Fifth Third Bank
                  ABA#042000314
                  DDA Acct# 992-00386
                  F/C: Commonwealth Global Fund
                  Ref: (____your name & Fund Account #___________)

                  COMMONWEALTH REAL ESTATE SECURITIES FUND
                  Fifth Third Bank
                  ABA#042000314
                  DDA Acct# 992-00415
                  F/C: Commonwealth Real Estate Securities Fund
                  Ref: (____your name & Fund Account #___________)

      Note that the wire should include:

            o     your name and address;

            o     your Fund account number; and

            o     your social security or tax identification number.


      You must follow-up your wire with a completed Investment Application. This Application is contained in the Funds' prospectus. Mail the Application to the Fund at:

      Commonwealth International Series Trust
      P.O. Box 182608
      Columbus, OH 43218-2608


      For a subsequent investment by wire, ask your bank to wire funds to the Fifth Third Bank at the wire address noted above. The wire must include your name and your Fund account number.

      Telephone Investment:

      After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application.

      You may place a telephone order by calling the Transfer Agent at 1-888-345-1898.


      The minimum purchase of a Fund via the telephone is $1,000, and the maximum purchase is the value equal to five times the NAV of your Fund shares on the day preceding your telephone order. Your order will be priced at the NAV next determined after your call, provided your order is received before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET).


      Pre-Authorized Investment:

      You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

Redeeming Fund Shares:

      You may redeem your Fund shares at any time by writing to the Transfer Agent's address. Ordinarily, the Funds do not charge a fee for share redemptions. However, if you sell shares of a Fund within seven (7) calendar days or less of purchase, you may be charged a redemption fee. See the "Redemption Fee" section for more information. A signature guarantee will be required if:

            o you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner;

            o you want to transfer ownership of the shares.

      Signature guarantee: All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp. A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

      You generally will receive a check for your redemption amount within a week. Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV.

      Expedited Redemption:


      Through a broker-dealer: You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Fund's transfer agent and your share price will be based on the NAV next determined after the distributor receives the order, minus any applicable redemption fee. The distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.


      Telephone Redemption:

      You may order a redemption by calling the Transfer Agent at 1-888-345-1898 if your Investment Application authorized expedited telephone redemption and designated a bank or broker-dealer to receive the proceeds.

      The proceeds will be mailed or wired to the designated bank or broker-dealer on the next business day after your redemption order is received. There is no fee charged by the Funds for this service, although a fee may be imposed in the future. Any Fund may also decide to modify or not to offer this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

      Systematic Withdrawal:

      You may arrange for periodic withdrawals of $50 or more if you invest at least $5000 in a Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

      Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when your account value falls below $200 or all your shares have been redeemed, whichever is first. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and share price of the Fund on the payment date, which can be expected to fluctuate.

      You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

      Redemption in Kind:

      If you place a redemption order for more than $1 million, each Fund reserves the right to pay the proceeds in portfolio securities of the Fund, rather than in cash to the extent consistent with applicable legal requirements. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, you will bear any brokerage costs imposed when you sell those securities.

      Redemption Suspensions or Delays:

      Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

      If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

      Exchanging Fund Shares:


      You may exchange your Fund shares for shares of another Commonwealth Fund at a price based on their respective NAVs. There is no sales charge or other fee, although a redemption fee may apply. Please see "Redemption Fee" below. We will send you the prospectus of the Fund into which you are exchanging and we urge you to read it.


      You may place an exchange order in two (2) ways:

            o you may mail your exchange order to the Transfer Agent's address.

            o you may place your order by telephone if you authorize telephone exchanges on your Investment Application. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. Eastern time, on any business day.

      Exchanges into a Fund can be made only if that Fund is eligible for sale in your state of residence at the time of exchange. Any Fund may terminate or amend the exchange privilege at any time with 60 days' notice to shareholders.

      The right to exchange shares can be limited, suspended, and/or permanently terminated, from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. Frequent exchanges may disrupt the orderly management of a Fund's portfolio investments, thereby increasing expenses to other shareholders and harming performance. If you exchange shares of a Fund within 7 days or less of purchase, you may be charged a redemption fee. See the "Redemption Fee" section for more information.

      Remember that your exchange is a sale of your shares. Tax consequences are described under "Dividends, Distributions and Taxes."

Redemption Fees

      Redemption Fee Assessment. Beginning on May 1, 2006, a short-term trading redemption fee was imposed (subject to limited exceptions described herein) on any Fund shares that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days of their purchase.

      This redemption fee will equal 2.00% of the amount sold. This fee is calculated on the value of the shares being sold and will be collected (subject to limited exceptions described herein) by deduction from the sale proceeds [or, if assessed after the sale transaction, by billing you.] In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last.

      Unlike a sales charge or load paid to a broker or fund management company, this redemption fee is paid to the Fund. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Commonwealth Funds accounts, FCA Corp. or transfer agent may, in its sole discretion, determine that your trading activity is detrimental to the Funds, as described in the Funds' "Abusive Trading Policy" section, and elect to reject or limit the amount, number, frequency or method available to you for requesting future (i) purchases into Commonwealth Funds and/or (ii) exchanges or redemptions out of the Commonwealth Funds.

      Redemptions Through Financial Intermediaries. As an investor in the Commonwealth Funds you are subject to the 2.00% short-term trading redemption fee whether you are investing directly through the Funds' Distributor or you are investing in the Fund through a financial intermediary.

      Waiver/Exceptions/Changes. The Funds will waive the fee on redemptions of:
(i) shares acquired by reinvestment of dividends or other distributions of the Funds; (ii) shares held in an account of certain qualified retirement plans;
(iii) in special circumstances, if the Fund determines that imposition of the fee would be inequitable or not in the best interests of the Fund's shareholders.

      Limitations on Collection. The Fund may have limitations in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by financial intermediaries on behalf of their customers.
  There are no assurances that Commonwealth will successfully identify all shareholders of intermediaries or that intermediaries will properly assess redemption fees. For example, where a financial intermediary is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Funds may not be able to recover the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

Tax-Deferred Retirement Plans

      Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-888-345-1898.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

      Each Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in December. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

      Option 1: To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

      Option 2: To have both income dividends and capital gains distributions paid to you in cash.

      Option 3: To have income dividends paid in shares and capital gains distributions paid in cash.

      There is no sales charge or other fee for any option. If you select Option 1, Option 2 or Option 3 and the checks sent to you cannot be delivered or remain uncashed for six (6) months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.


      Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-dividend date (that is, the date shareholders of record are determined for purposes of receiving dividends and distributions) at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.


Tax Treatment of Dividends, Distributions and Redemptions

      You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

      Each Fund will let you know each year the amount of your dividend and distribution payments that will be taxed as dividend income or ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you received payments in cash or additional shares. Thus, long-term gains in the Fund will be taxed as such regardless of how long you held the shares and will be taxed along with dividend or ordinary income whether distributed or reinvested.

      The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      You should consult your tax Advisor about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

                                   DISTRIBUTOR

      BISYS Fund Services, Limited Partnership is the Trust's distributor. Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay fees to financial intermediaries for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                        FINANCIAL HIGHLIGHTS INFORMATION

      The financial highlights table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.


      The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or if shorter, the period of the Fund's operation). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the years indicated.

                                                                           Commonwealth Japan Fund
                                                -----------------------------------------------------------------------------

                                                                            Years Ended October 31,
                                                -----------------------------------------------------------------------------
                                                  2006                2005             2004             2003           2002
                                                ---------           ---------        ---------        ---------     ---------
Net Asset Value, Beginning of Year              $    4.15           $    3.61        $    3.98        $    3.37     $    4.12
                                                ---------           ---------        ---------        ---------     ---------

Investment Operations:
    Net investment loss                             (0.09)              (0.07)           (0.09)           (0.11)        (0.20)
    Net realized and unrealized gain (losses)
        from investments                             0.32                0.61            (0.28)(b)         0.72         (0.55)
                                                ---------           ---------        ---------        ---------     ---------
           Total from investment activities          0.23                0.54            (0.37)            0.61         (0.75)
                                                ---------           ---------        ---------        ---------     ---------

Distributions:
    Net realized gains                              (0.05)               --               --               --            --
                                                ---------           ---------        ---------        ---------     ---------
        Total Distributions                         (0.05)               --               --               --            --
                                                ---------           ---------        ---------        ---------     ---------

Net Asset Value, End of Year                    $    4.33           $    4.15        $    3.61        $    3.98     $    3.37
                                                =========           =========        =========        =========     =========

Total Return                                         5.60%              14.96%           (9.30)%          18.10%       (18.20)%

Ratios/Supplemental Data
    Net assets, end of year (000)               $   8,291           $   8,395        $   7,873        $   7,079     $   3,611
    Ratio of expenses to average net assets          3.20%(a)(c)         3.07%(a)         3.13%(a)         4.78%         6.94%
    Ratio of net investment loss                    (1.86)%(a)          (1.57)%(a)       (2.42)%(a)       (3.89)%       (6.03)%
    Portfolio turnover                                 50%                 47%              77%              28%            5%

                                   ----------

(a) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 3.19% and (1.85)%, respectively for the year ended October 31, 2006 and 3.03% and (1.53)%, respectively for the year ended October 31, 2005 and 3.09% and (2.38)%, respectively for the year ended October 31, 2004.

(b) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain and loss items in the statement of operations, which net to a gain, primarily because of the timing of sales and repurchases of the Funds's shares in relation to fluctuating market values for the Fund's portfolio.

(c) The reimbursement of certain interest costs by the advisor related to the SEC settlement discussed in Note 12 reduced the expense ratio by .15%.

--------------------------------------------------------------------------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout the years indicated.

                                                                  Commonwealth Australia/New Zealand Fund
                                              ---------------------------------------------------------------------------------

                                                                           Years Ended October 31,
                                              ---------------------------------------------------------------------------------
                                                 2006                 2005              2004              2003          2002
                                              ----------           ----------        ----------        ----------    ----------
Net Asset Value, Beginning of Year            $    16.43           $    16.39        $    14.44        $    10.39    $     8.53
                                              ----------           ----------        ----------        ----------    ----------

Investment Operations:
    Net investment income (loss)                    0.26                 0.35              0.26             0. 17         (0.05)
    Net realized and unrealized gain from
        investments                                 1.98                 1.41              2.11              3.88          1.91
                                              ----------           ----------        ----------        ----------    ----------
           Total from investment activities         2.24                 1.76              2.37              4.05          1.86
                                                                                                                     ----------

Distributions from:
    Net investment income                          (0.48)               (0.48)            (0.21)             --            --
    Net realized gains                             (0.75)               (1.24)            (0.21)             --            --
                                              ----------           ----------        ----------        ----------    ----------
           Total Distributions                     (1.23)               (1.72)            (0.42)             --            --
                                              ----------           ----------        ----------        ----------    ----------

Net Asset Value, End of Year                  $    17.44           $    16.43        $    16.39        $    14.44    $    10.39
                                              ==========           ==========        ==========        ==========    ==========

Total Return                                       14.58%               11.08%            16.70%            38.98%        21.81%

Ratios/Supplemental Data:
    Net A ssets at end of year (000)          $   35,091           $   52,980        $   43,103        $   33,036    $    6,864
    Ratio of expenses to average net assets         2.94%(a)(b)          2.12%(a)          2.10%(a)          2.53%         5.63%
    Ratio of net investment income (loss)           1.32%(a)             2.29%(a)          2.44%(a)          1.87%        (0.56)%
    Portfolio turnover                                20%                  32%               55%               78%           28%

                                   ----------

(a) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.94% and 1.32%, respectively for the year ended October 31, 2006 and 2.12% and 2.29%, respectively for the year ended October 31, 2005 and 2.09% and 2.45%, respectively for the year ended October 31, 2004.

(b) The reimbursement of certain interest costs by the advisor related to the SEC settlement discussed in Note 12 reduced the expense ratio by .01%.

--------------------------------------------------------------------------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share outstanding throughout the periods indicated.


                                                                                Commonwealth Global Fund
                                                      ------------------------------------------------------------------------------

                                                        For the Year        For the Year        For the Year       For the Period
                                                            Ended               Ended               Ended               Ended
                                                      October 31, 2006    October 31, 2005    October 31, 2004    October 31, 2003*
                                                         ----------          ----------          ----------          ----------
Net Asset Value, Beginning of Period                     $    15.06          $    13.89          $    11.99          $    10.00
                                                         ----------          ----------          ----------          ----------
Investment Activities:
    Net investment loss                                       (0.09)              (0.01)              (0.08)              (0.14)
    Net realized and unrealized gains from investments         2.47                1.63                1.98                2.13
                                                         ----------          ----------          ----------          ----------
           Total from investment activities                    2.38                1.62                1.90                1.99
                                                         ----------          ----------          ----------          ----------

Distributions:
    Net investment income                                      --                  --                  --                  --
    Net realized gains                                        (0.37)              (0.45)               --                  --
                                                         ----------          ----------          ----------          ----------
           Total Distributions                                (0.37)              (0.45)               --                  --
                                                         ----------          ----------          ----------          ----------

Net Asset Value, End of Period                           $    17.07          $    15.06          $    13.89          $    11.99
                                                         ==========          ==========          ==========          ==========

Total Return                                                  16.04%              11.68%              15.85%              19.90%(b)

Ratios/Supplementary Data:
    Net Assets at end of period (000)                    $   23,525          $   20,356          $   14,969          $    9,418
    Ratio of expenses to average net assets                    2.72%(c)            2.38%(c)            2.45%(c)            4.62%(a)
    Ratio of net investment loss                              (0.55)%(c)          (0.15)%(c)          (0.76)%(c)          (2.96)%(a)
    Portfolio turnover                                           36%                 33%                 44%                 11%

                                   ----------

*     The Commonwealth Global Fund commenced operations on December 3, 2002.

(a)   Annualized

(b)   Aggregate total return, not annualized

(c) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.72% and (0.55)%, respectively for the year ended October 31, 2006 and 2.33% and (0.10)%, respectively for the year ended October 31, 2005 and 2.40% and (0.71)%, respectively for the year ended October 31, 2004.

--------------------------------------------------------------------------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



Selected data for a share outstanding throughout the periods indicated.


                                                               Commonwealth Real Estate Securities Fund
                                                      ----------------------------------------------------------

                                                        For the Year         For the Year       For the Period
                                                            Ended                Ended              Ended
                                                      October 31, 2006     October 31, 2005   October 31, 2004**
                                                         ----------          ----------          ----------
Net Asset Value, Beginning of Period                     $    11.85          $    10.54          $    10.00
                                                         ----------          ----------          ----------

Investment Activities:
    Net investment income                                      0.04                0.11                0.02
    Net realized and unrealized gains from investments         2.28                1.28                0.52
                                                         ----------          ----------          ----------
           Total from investment activities                    2.32                1.39                0.54
                                                         ----------          ----------          ----------

Distributions:
    Net investment income                                     (0.11)              (0.07)                 --
    Net realized gains                                       -- (d)               (0.01)                 --
                                                         ----------          ----------          ----------
           Total Distributions                                (0.11)              (0.08)                 --
                                                         ----------          ----------          ----------

Net Asset Value, End of Period                           $    14.06          $    11.85          $    10.54
                                                         ==========          ==========          ==========

Total Return                                                  19.74%              13.11%               5.40%(b)

Ratios/Supplementary Data:
    Net Assets at end of period (000)                    $   14,578          $   12,490          $    6,645
    Ratio of expenses to average net assets                    2.87%(c)            2.66%(c)            3.45%(a)(c)
    Ratio of net investment income                             0.29%(c)            0.93%(c)            0.33%(a)(c)
    Portfolio turnover                                            8%                  5%                  3%

                                   ----------

** The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

(a)   Annualized

(b)   Aggregate total return, not annualized

(c) In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.86% and 0.30%, respectively for the year ended October 31, 2006 and 2.62% and 0.97%, respectively for the year ended October 31, 2005 and 3.40% and 0.38%, respectively for the period ended October 31, 2004.

(d)   Value is less than $0.005.

--------------------------------------------------------------------------------

                           HOW TO GET MORE INFORMATION

      Additional information about each Fund's investments is available in the:

            o Statement of Additional Information ("SAI") which contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated by reference (and therefore legally a part of this Prospectus) into the Prospectus by reference.

            o Annual and Semi-Annual Reports to shareholders which describe each Fund's performance and list their portfolio securities. They also include a letter from Fund management describing each Fund's investment strategies that significantly affected the Funds' performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications on the Funds.

      You may obtain free copies of the Funds' SAI or Funds' Annual and/or Semi-Annual reports, or other information about the Funds or your account or other shareholder inquiries, by calling 1-888-345-1898. Also, copies of the foregoing may be obtained at the Funds' internet website found at www.commonwealthfunds.com. When a Commonwealth Fund (or a financial intermediary through which shares of the Fund may be purchased or sold) receives a request for its SAI, its annual report, or its Semi-Annual report, the Fund (or financial intermediary) must send the requested document within three (3) business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

      You may also view and obtain copies of the SAI, and/or other Fund reports and other information directly from the Securities and Exchange Commission (SEC) by:

            o visiting the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the Public Reference Room.)

            o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by E-mail request to: publicinfo@sec.gov

            o visiting the EDGAR Database on the SEC's Internet website - http://www.sec.gov

The Fund's Investment Company Act File Number with the SEC is: 811-04665.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                           On Behalf Of Its Funds The

                             COMMONWEALTH JAPAN FUND

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

                            COMMONWEALTH GLOBAL FUND

                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                              -----------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 27, 2007

      This Statement of Additional Information is not a Prospectus but contains information in addition to and in more detail than that set forth in the Prospectus and should be read in conjunction with the Prospectus, dated February 27, 2007. A Prospectus may be obtained without charge by phone at (888) 345-1898 or by writing to the Fund directly at 5847 San Felipe, Suite 850, Houston, Texas 77057 or visiting the Fund's website at www.commonwealthfunds.com.


      The Report of Independent Registered Public Accounting Firm and financial statements of the Commonwealth Japan Fund, Commonwealth Australia/New Zealand Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund included in their Annual Report for the year ended October 31, 2006 ("Annual Report") are incorporated herein by reference. Copies of such Annual and Semi-Annual Reports are available without charge upon request by writing to the Fund at 3435 Stelzer Road, Columbus, OH 43219 or by calling toll free 1-888-345-1898.


      The financial statements in the Annual Report that are incorporated herein by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, and have been so included and incorporated herein by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Fund History ...............................................................

Investment Policies ........................................................

Investment Restrictions ....................................................

Risk Factors ...............................................................

Japan Fund .................................................................

Australia / New Zealand Fund ...............................................

Global Fund ................................................................

Real Estate Securities Fund ................................................

Performance Information ....................................................

Officers & Trustees ........................................................

Investment Advisory Agreement ..............................................

Distributor ................................................................

Portfolio Transactions and Brokerage .......................................

How to Buy and Redeem Shares ...............................................

Determination of Net Asset Value ...........................................

Taxes ......................................................................

Control Persons and Principal Holders of Securities ........................

Other Information ..........................................................

Appendix A

Appendix B

                                  FUND HISTORY


      The Commonwealth International Series Trust (formerly known as the Capstone International Series Trust) (hereinafter referred to as the "Trust") was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. It is registered as an "open-end diversified management investment company" under the Investment Company Act of 1940. The Trust currently has four series, or Funds: the Commonwealth Australia/New Zealand Fund, the Commonwealth Japan Fund, the Commonwealth Global Fund and the Commonwealth Real Estate Securities Fund. The Commonwealth Australia/New Zealand Fund (formerly known as Capstone New Zealand Fund and subsequently the Commonwealth New Zealand Fund), invests primarily in Australian and New Zealand securities, and commenced operations on November 25, 1991 as a series of the Trust. The Commonwealth Japan Fund (formerly known as the Capstone Japan Fund), invests primarily in Japanese securities and was established as a series of the Trust on July 18, 1990 under the name of the Capstone Nikko Japan Tilt Fund. The Commonwealth Global Fund, which invests in US and foreign securities in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, was established by amendment to the Trust on December 14, 2001 and began operation on December 3, 2002. The Commonwealth Real Estate Securities Fund invests in Real Estate Industries Companies, publicly-traded real estate development companies, real estate management companies, and publicly-traded companies involved in real estate related activities and industries. The Commonwealth Real Estate Securities Fund was established by amendment to the Trust on July 2, 2003 and began operations on January 5, 2004. The Commonwealth Real Estate Securities Fund, Commonwealth Global Fund, Commonwealth Australia/New Zealand Fund, and Commonwealth Japan Fund are collectively referred to hereinafter as the "Funds." The Trust may create additional series in the future, but each series will be treated as a separate mutual fund with its own investment objectives and policies.


                               INVESTMENT POLICIES

      Securities in General. Securities of issuers in which each Fund may invest include common and preferred stock, debt convertible into equity and debt securities. Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies having an outstanding debt issue rated, at the time of purchase, of Baa3 or better by Moody's Investors Service, Inc. ("Moody's"), BBB- or better by Standard & Poor's Corporation ("S&P"), or obligations of comparable quality as determined by the Advisor pursuant to guidelines approved by the Board of Trustees. Many foreign debt securities are not rated, so their quality will be determined in accordance with such guidelines approved by the Board of Trustees. Debt securities acquired by the Funds may include, without limitation, conventional fixed and variable rate bonds and debentures, zero-coupon and original issue discount bonds and warrants to purchase debt instruments. The Funds investments in commercial paper must be rated at least A-3 by S&P or P-3 by Moody's at the time of purchase. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

      The ratings of Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Corporation ("S&P") and other rating services represent their respective opinions as to the quality of the obligations they undertake to rate. (See Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be downgraded. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. In the event that the rating of the security is reduced below the minimum rating required for purchase by the Fund, the Fund's Advisor may, but will not necessarily, dispose of the security.

      The Global Fund invests in companies that the Advisor believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic considerations. It is expected that investments will be spread broadly around the world to take advantage of perceived investment opportunities without restriction to any particular area such as Asia, Europe or any particular country such as the United States or Japan. The Fund will generally invest in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies when the Advisor believes the potential for appreciation will equal or exceed that available from investments in equity securities.

      The Real Estate Securities Fund's investment objective is total return primarily through investments in U.S. real estate securities. As described in the Prospectus, the Fund will attempt to achieve its objective by investing primarily in equity securities of real estate investment trusts ("REITs") and other Real Estate Industries Companies that are publicly traded. Equity securities of Real Estate Industries Companies consist of common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and debt securities convertible into common stock.

      With respect to bank obligations that may be acquired by a Fund, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Thus, in addition to investments in obligations of U.S. banks and savings institutions and their U.S. and foreign branches, a Fund's investments in short-term bank obligations may include obligations of non-U.S. banks and their branches, wherever situated.

      Each Fund may also make overnight deposits denominated in foreign currency in offshore banking units ("OBUs"), in accordance with the Fund's credit quality criteria. An OBU is a bank or other financial institution in a foreign country that is authorized to deal in foreign exchange that the foreign government declares to be an OBU. OBUs are restricted to (i) receiving deposits denominated in the currency of a foreign country from non-residents of such country or deposits in currencies other than the currency of a foreign country from residents of such country and (ii) lending to non-residents outside the originating country and to other OBUs. A deposit in an OBU is similar to a time deposit in a foreign bank except that interest payable to non-residents on an OBU deposit is exempt from withholding tax.


      Investment Company Securities. Each Fund may make limited investments in securities of other investment companies. (See "Investment Restrictions" below.) Investments in other investment companies involve additional expenses because Fund shareholders will indirectly bear a portion of the expenses of such companies, including operating and administrative costs and advisory fees. These expenses may be in addition to similar expenses of the Fund that shareholders bear directly. The Advisor anticipates that the Global Fund may invest in the Commonwealth Real Estate Securities Fund, Commonwealth Japan Fund and the Commonwealth Australia/New Zealand Fund when the Global Fund invests in those regions and/or sectors. In these instances when computing both the Advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in Australia/New Zealand, the Real Estate Securities Fund and/or the Japan Fund.


      Convertible Securities. The Funds may invest in convertible securities including bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

      The convertible securities may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.

      Convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible debt securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs").


      Loans of Portfolio Securities. To increase income on its investments, a Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that is deemed creditworthy by the Advisor. It is not anticipated that loans will involve over 5% of a Fund's total assets. In no event will such loans be made if, as a result, the aggregate value of securities loaned by any Fund exceeds one-third of the value of such Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be creditworthy and when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks.

      Zero Coupon Bonds. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its stockholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and their current cash income may be reduced.

      U.S. Government Obligations. Obligations issued or guaranteed by the US Government, its agencies and instrumentalities included bills, notes and bonds issued by the US Treasury, as well as "stripped" or "zero coupon" US Treasury obligations representing future interest or principal payments on US Treasury Notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the US Government, such as the Government National Mortgage Association (GNMA), are supported by the full faith and credit of the US Treasury, others such as those of the Federal National Mortgage Association
(FNMA), are supported by the right of the issuer to borrow from the US Treasury; others, such as those of the Student Loan Marketing Association (SLMA) are supported by the discretionary authority of the US Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the US Government, like the Federal Farm Credit Bureau (FFCB) are supported only by the credit of the instrumentality. The US Government may choose not to provide financial support to US Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holdings securities of such issuer might not be able to recover their investment from the US Government.

      When-Issued Purchases and Forward Commitments. When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Although these purchases are not a principal investment strategy of the Fund, during these situations a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. Each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets at the time of such commitment, absent unusual market conditions.

      A Fund may purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may, if circumstances change, dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

      Hedging Transactions. Each Fund is authorized to engage in certain types of hedging practices. These practices include entering into foreign currency transactions, interest-rate and index futures contracts and purchasing and writing put and call options on those contracts, on individual securities and on stock indexes. In addition, each Fund's options transactions will be subject to trading and position limits of various exchanges. Tax considerations also may limit each Fund's ability to engage in forward contracts, futures and options.

      If a Fund engages in hedging transactions, there can be no assurance that these transactions will be successful. Securities prices and interest rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund. Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral.

      Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline in a foreign currency against the U.S. dollar, each Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Advisor under two circumstances:

            First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar.

            Second, a Fund may enter into such a contract when the Advisor anticipates that the foreign currency may decline substantially relative to the U.S. dollar, in order to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Funds do not intend to enter into forward foreign currency exchange contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, a Fund will have more than 15% of the value of its total assets committed to such contracts at the time it enters into the contract.

      With respect to any forward foreign currency exchange contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of the foreign currency, they also limit potential gains that might result from increases in the value of the foreign currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currency and U.S. dollars.

      A separate account of each Fund consisting of cash or liquid securities equal to the amount of the Fund's assets that could be required to consummate any forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

      Future Transactions. Interest-rate futures contracts create an obligation to purchase or sell specified amounts of debt securities on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss. Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.


      Each purchase or sale of a futures contract involves no sale price or premium, unlike the purchase of a security or option. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, generally about 5% of the contract amount, must be deposited with the broker as "initial margin." This initial margin represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent "variation margin" payments must be made daily to and by the broker to reflect variations in the price of the futures contract. When the contract is settled or closed out by an offsetting transaction, a final determination is made of variation margin due to or from the broker. A nominal commission is also paid on each completed sale transaction.


      These hedging transactions, if any, would involve brokerage costs and require a Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise "cover" its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets.

      The aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed five percent (5%) of the fair market value of each Fund's assets at the time of deposit.

      Options Transactions. A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. See "Investment Objective and Policies" in the Prospectus.


      The purchase or writing of put or call options would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract or security at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indices would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with aggregate price movements of the stocks reflected in the index. The Fund's risk in purchasing an option, if the price of the underlying security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be a gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by a Fund will be "covered", i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund's opportunity to profit from an increase in value of the underlying securities to the amount of the premium.

      Each Fund may purchase options on exchanges and in over-the-counter markets to the extent the net value of such options owned by the Fund does not exceed five percent (5%) of that Fund's net assets at the time of purchase. The Fund may write put options and covered call options on exchanges and in the over-the-counter markets. A call option gives the purchaser the right, until the option expires, to purchase the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to receive a specified amount. A put option gives the purchaser the right, until the option expires, to sell the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to pay a specified amount.

      When a Fund writes an option, it receives a premium that it retains whether or not the option is exercised. By writing a call option, the Fund becomes obligated, either for a certain period of time or on a certain date, to sell the underlying futures contract, security or currency to the purchaser at the exercise price (or to pay a specified price with respect to an index option) if the option is exercised. At the time or during the period when the option may be exercised, the Fund risks losing any gain in the value of the underlying futures contract, security or currency or stock index over the exercise price. By writing a put option, the Fund becomes obligated either for a certain period of time or on a certain date, to purchase the underlying futures contract, security or currency at the exercise price, or to pay the specified price in connection with an index option, if the option is exercised. The Fund might, therefore, be obligated to purchase or make a payment for more than the current market price of the particular futures contract, security, currency or index option.

      Each Fund writes only "covered" options on securities and currencies unless the Fund's Advisor determines that any uncovered options pose minimal risks to the Funds and their shareholders. This means that so long as a Fund is obligated as the writer of a call option on a security or currency, it will own an equivalent amount of the underlying security, currency or liquid securities denominated, quoted in or currently convertible into such currency. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account an amount of the underlying securities, currency or liquid securities denominated, quoted in, or currently convertible into such currency having a value equal to or greater than the exercise price of the option. There is no limitation on the amount of call options the Fund may write. However, the Fund may write covered put options on currencies only to the extent that cover for such options does not exceed 25% of the Fund's net assets at the time the option is written.

      The writer of an option that wishes to terminate an obligation may in some cases be able to effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not affect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be affected.

      A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the value of the underlying security, futures contract, index option or currency, any loss in closing out a covered call option is likely to be offset in whole or in part by appreciation of the underlying collateral owned by the Fund.


      Repurchase Agreements. A Fund may agree to purchase debt securities from financial institutions subject to the seller's agreement to purchase them at an agreed upon time and price ("repurchase agreements"). The financial institutions with whom the Fund may enter into repurchase agreements will be banks, and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Funds' Advisor. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with a duration of more than one year.


      A Fund will always receive, as collateral, securities whose market value including accrued interest is, and during the entire term of the agreement remains, equal to at least 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Trustees.

      Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.

      Obligations in which the Funds may invest may not necessarily be rated by a recognized rating agency. Investments will be made in such obligations only when they are deemed by the Advisor to meet the quality standards required by the Fund.


      Ratings are described further in "Appendix A"


                             INVESTMENT RESTRICTIONS

      "Fundamental" Investment Restrictions. Each Fund has adopted the following "fundamental" restrictions which, along with its investment objectives, cannot be changed without approval by the holders of a majority of the shares of beneficial interest in the Applicable Fund ("Fund shares"). A majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the Fund shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Each Fund may not:

      1. Issue senior securities or borrow money except, as permitted under the Act and as interpreted or modified from time to time.

      Currently, subject to modification to conform to the Act as interpreted or modified from time to time, each Fund is permitted, consistent with the Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. The Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. The SEC has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund "covers" the agreements by establishing and maintaining segregated accounts.

      Currently, with respect to senior securities, the Act and regulatory interpretations of relevant provisions of the Act establish the following general limits, subject to modification to conform to the Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      2. Make any investment that is inconsistent with its classification as a "diversified" investment company under the Act as interpreted or modified from time to time.

      Currently, to remain classified as a "diversified" investment company under the Act, each Fund must conform with the following, subject to modification to conform to the Act as interpreted or modified from time to time:
With respect to 75% of its total assets, a fund may not invest more than 5% of the fund's total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

      3. Concentrate its investments in a particular industry, as that term is used in the Act, as interpreted or modified from time to time.

      Currently, each Fund may not invest, subject to modification to conform to the Act as interpreted or modified from time to time, more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the US). This restriction shall not prevent the Fund from purchasing the securities of an issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the Act and as interpreted or modified from time to time.

      4. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities and as permitted under the Act as interpreted or modified from time to time.

      5. Purchase or sell real estate including limited partnership interests (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the right to hold and sell real estate acquired as a result of the Fund's ownership of securities and except as otherwise permitted by the Act as modified or interpreted from time to time).

      6. Purchase or sell commodities, except as permitted by the Act, as interpreted or modified from time to time.

      Currently, each Fund is permitted to purchase or sell commodities as permitted by the Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. For purposes of this restriction, interest-rate, index and currency futures contracts options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

      7. Make loans to other persons, except (i) loans of portfolio securities;
(ii) to the extent that entry into repurchase agreements and the purchase of debt investment instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans; and, (iii) as otherwise permitted by the Act as interpreted and modified from time to time.

      Currently, a Fund may lend portfolio securities to broker-dealers and other financial institutions, subject to modification to conform to the Act as interpreted or modified from time to time, in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

      "Non fundamental" Investment Restrictions. Each Fund has adopted the following additional "non-fundamental" restrictions that may be changed without stockholders' approval, to the extent permitted by applicable law, regulation or regulatory policy:


      1. Each Fund may not make short sales of securities, maintain short positions, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options.

      2. Each Fund may not invest more than 5% of its total assets (taken at market value at the time of the investment) in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (except obligations issued or guaranteed by the U.S. Government, the applicable foreign governments or their agencies or instrumentalities).

      3. Each Fund may not enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of each Fund's total assets at the time of the agreement.

      4. Each Fund may not invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the Investment Company Act of 1940 and related rules and regulatory interpretation, provided, nevertheless, in these instances when computing both the Advisory fee and the Rule 12b-1 fee for the Commonwealth Global Fund, average daily net assets are reduced by Fund assets invested in Commonwealth Australia/New Zealand, Commonwealth Japan Fund and the Commonwealth Real Estate Securities Fund.

      5. Each Fund may not write put and call options unless the options are "covered," or the Advisor determines that any uncovered purchases pose a minimal risk to the Investor, the underlying securities are ones which the Fund is permitted to purchase and the option is issued by the Options Clearing Corporation, provided that the aggregate value of the securities underlying the puts determined as of the date the options are sold shall not exceed 25% of the market value of the Fund's net assets determined as of the date the options are sold.

      6. Each Fund may not purchase or retain for the Fund the securities of any issuer if those officers and Trustees of the Trust, or directors and officers of its investment Advisor, who individually own more than 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

      7. Each Fund may not purchase from or sell to any of the officers and trustees of the Trust, its investment Advisor, its principal underwriter or the officers and directors of its investment Advisor or principal underwriter, portfolio securities of the Fund.

      8. Each Fund may not invest in oil, gas or other mineral leases or exploration or development programs (although it may purchase securities of issuers which own, sponsor or invest in such interests).

      9 Each Fund may pledge, mortgage or hypothecate its asset for the purpose of securing a Board approved loan.

      10. Each Fund may not purchase warrants of any issuer if, as a result, more than 2% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

      11. Each Fund may not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and in other illiquid securities.


                                  RISK FACTORS

Investing in Foreign Markets and Securities

      Investments by United States investors in securities of foreign issuers involve risks not associated with their investments in securities of United States issuers. Since the Funds invest in securities denominated or quoted in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between the foreign currencies and U.S. currency. Changes in currency exchange rates will influence values within the portfolio. Changes in currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to stockholders of the Funds. The foreign currencies of countries in which the Funds invest may not be fully exchangeable into United States dollars without legal restriction and may not trade on a floating basis against all major currencies. The rate of exchange between the United States currency and the foreign currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Funds may enter into forward foreign currency exchange contracts as a hedge against possible variations in the exchange rates between the United States currency and the foreign currencies. Such contracts are agreements to purchase or sell a specified currency at a specified future date (up to a year) and price. A Fund's dealings in currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. No Fund is obligated to enter into these contracts and there is no guarantee any such contracts will achieve the desired objective.

      There may be less publicly available information about foreign issuers than about United States issuers, and foreign issuers may be subject to uniform accounting, auditing and financial reporting standards and requirements not as well defined or different from those of United States issuers.

      While the foreign securities markets are growing, they have substantially less trading volume than United States markets, and, as a result, securities are generally less liquid and their prices more volatile than securities of comparable United States issuers.

      Brokerage commissions and other transaction costs in foreign countries may be higher than in the United States. There is generally less government supervision and regulation of business and industry practices of exchanges, brokers and issuers in foreign countries than there is in the United States. Delays in settling securities transactions may occur. This may, at times, make it difficult for a Fund to liquidate a previously established securities position. Settlement delays may result in the Fund experiencing delays in the receipt of dividends and interest. The Funds will rely on the expertise of their custodian bank to help reduce these delays.

      Although foreign countries in which the Funds invest may have relatively stable and friendly governments, there is the possibility of imposition of restrictions on repatriation of Funds or other restrictions, expropriation of assets, confiscatory taxation, imposition of foreign withholding taxes, political or social instability or diplomatic developments which could affect investments.

      The Funds' investment flexibilities may be further limited by restrictions on percentage of ownership by the residents of a country that may be applicable under foreign country law or corporate charters with respect to certain companies. Additionally, certain rights offerings to shareholders of foreign companies in which the Funds may invest may not be made available to the Funds as a United States shareholder if such an offer to a United States investor would require registration with the Securities and Exchange Commission.

      The operating expense ratio of the Funds can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Funds (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on investments in foreign issuers, the Funds should be considered as a vehicle for diversification of investments and not as a balanced investment program.


      Investments in foreign markets also subject the Funds to greater risk arising from managed currencies, higher inflation, less-developed capital markets and market economies, economic dependence on loans from international lending institution as well as foreign governments and institutions, less-developed systems of communication and transportation, the absence or the inadequacy of laws to protect investors and creditors, unstable governments and recently established less-developed economies emerging from total government control.

      Should the Funds invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other minerals.


      Investing in Emerging Markets. The Global Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets. Such investments may involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

      Investing in Real Estate. In addition to the foregoing risks, because the Real Estate Securities Fund concentrates its investments in the Real Estate Industries, that Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: i) declines in the value of real estate, ii) risks related to general and local economic conditions, iii) dependency on management skill, iv) heavy cash flow dependency, v) possible lack of availability of mortgage funds, vi) overbuilding, vii) extended vacancies of properties, viii) increased competition, ix) increases in property taxes and operating expenses, x) changes in zoning laws, xi) losses due to costs resulting from the clean-up of environmental problems, xii) liability to third parties for damages resulting from environmental problems, xiii) casualty or condemnation losses, xiv) limitations on rents, xv) changes in neighborhood values and the appeal of properties to tenants, xvi) changes in interest rates and tax laws.

      Investing in Real Estate Industries Companies. Investors also will be subject to certain risks associated with Real Estate Industries Companies. For example, Real Estate Industries Companies may be affected by changes in the value of the underlying properties owned by the Real Estate Industries Companies, while Mortgage Real Estate Industries Companies may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. Equity and Mortgage Real Estate Industries Companies depend on management skills and generally may not be diversified. These Real Estate Industries Companies also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, Equity and Mortgage REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the Investment Company Act of 1940.

      The above factors also may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

      REITs, particularly Mortgage REITs, are subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.



Abusive Trading Policy

      Frequent short-term purchases, redemptions or exchanges in Fund shares ("market timing" or "frequent trading activities") may result in a dilution in the value of Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Funds' portfolio investments, and may affect the Funds' cost and performance for other shareholders. The Funds' Board of Trustees has adopted policies to discourage such activities and has approved procedures to implement those policies. The Funds seek to monitor trading activity in the Funds' shares and examine a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size and/or timing of investors' transactions in Fund shares.

      Each Fund reserves the right to reject any purchase or exchange order or to limit, suspend, and/or permanently terminate, the right to purchase or exchange shares or the telephone order privilege from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. The Fund may consider the trading history of accounts under common ownership or control in this determination, among other factors.

      The Funds seek to apply their policies and procedures consistently to all shareholders. While the Funds seek to identify and restrict market timing or frequent trading activities, the Funds receive purchase and redemption orders through financial intermediaries, retirement plans and other combined account arrangements. The Funds cannot in every case monitor trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these reasons, such activities in a Fund's shares may occur despite the Funds' policies to discourage such activities. The Funds or their agent may request representations of compliance with the Funds' market timing or frequent trading procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts.

      The Fund's abusive trading policies, in conjunction with the use of fair value pricing and application of the redemption fee, among other procedures, are intended to discourage such activities, although there can be no assurance that a Fund will eliminate such activities.

Taxation

      Recent tax law changes lowering the tax rate on dividends in recognition of the double taxation of such income may result in higher tax burdens on income from the Fund's investments than investments in domestic securities having only dividend income. Dividends on investments in foreign securities may not qualify for the lower tax rate applicable to dividends from domestic companies. Moreover, other types of income such as interest income and rental income do not enjoy the lower tax rate applicable to dividend income

Portfolio Turnover

      Each Fund generally invests in equity securities with the view to hold them long-term. The portfolio's securities are evaluated on their long-term prospects. The Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund's shareholders.

                                   JAPAN FUND

The Japanese Economy

      The Japanese archipelago stretches along the northeastern coast of the Asian mainland, separated from it by the Sea of Japan. Japan is made up of four main islands - Hokkaido, Honshu, Shikoku and Kyushu - and some 3,900 smaller islands. The largest island is Honshu, which contains Japan's major cities (Tokyo, Yokohama, Nagoya, Kyoto, Osaka and Kobe).

      Japan is subdivided into nine geographical regions: the islands of Hokkaido, Shikoku, Kyushu and Okinawa and the Tohoku, Kanto, Chubu, Kinki (or Kansai) and Chugoku regions of Honshu Island. Japan is further divided into 47 administrative units called prefectures which, for the most part, follow natural boundaries. The cities of Tokyo, Osaka and Kyoto are included as separate administrative entities.

      With over 126 million people, Japan is among the most populous countries in the world. Japan's population density of approximately 335 persons per square kilometer is among the highest in the world.

      Hokkaido and the Tohoku region of the northern part of Honshu still include some relatively undeveloped area, settled extensively only late in the 19th century, where agriculture, forestry, fisheries and mining have traditionally been the main industries. These areas, however, have experienced considerable development and industrialization around core cities in recent years. The Kanto region includes Japan's largest industrial area, centered on Tokyo and Yokohama. Tokyo is one of the world's largest cities, and the center of government, industry and commerce in Japan.

      Japan is a member of the advanced nations' Group of Eight (G-8), one of the world's largest aid donors, and has increased its defense spending. Today, Japan is a world economic power, being one of the world's largest creditor nations and a major source of capital and investment for the world. Japan is making progress in its internationalization, gradually achieving greater integration of its economy with other economies and opening of protected Japanese markets to foreign suppliers, and adopting a more active approach on international affairs. While pulling the Japanese economy out of recession has become the dominant political concern for the Japanese Government, Japan faces many other significant political and social challenges in the years ahead.


      Japan's principal export markets are the United States, Canada, the United Kingdom, Germany, Australia, Korea, Taiwan and the People's Republic of China. The principal sources of its imports are the United States, South East Asia, the People's Republic of China and the Middle East.

Japanese Stock Market

      The Securities & Exchange Law (Japan) was enacted in March of 1947, and entirely revised in April of 1948. On April 1, 1949, three stock exchanges were established in Tokyo, Osaka and Nagoya. Trading on these exchanges began on May 16th. In July of that same year, five additional exchanges were established in Kyoto (merged into Osaka Securities Exchange in March 2001), Kobe (dissolved in October 1967), Hiroshima (merged into Tokyo Stock Exchange in March 2000), Fukuoka, and Nigata (merged with Tokyo Stock Exchange in March 2000). In addition, the Sapporo Securities Exchange was established in April 1950. Consequently, Japan now has five stock exchanges.

      There are three separate sections within the Tokyo Stock Exchange (TSE) market. The first, second sections, and Mothers (venture capital market). The first section is for the largest, most successful companies--often referred to as `blue chips.' The second section is for smaller companies with lower trading volume levels. Mothers (market for growth and emerging stocks), established in November 1999, is for newer, innovative venture enterprise, both in Japan and overseas.

      Japanese accounting standards are rapidly changing to reflect more transparency and disclosure. At the same time, progress is being made in corporate governance issues. Both of these may help to attract additional investor interest in the stock market.

                           AUSTRALIA/NEW ZEALAND FUND

The Australian Economy

      Australia is a democratic society with a skilled workforce and a competitive economy. With a population of over 20 million, Australia is the only nation to govern an entire continent and is the sixth-largest country in the world in land area.

      Australia has an enviable Western-style capitalist economy, with a per capita GDP on par with four dominant West European Economies. Rising output in the domestic economy, robust business and consumer confidence, and rising exports of raw materials and agricultural products have contributed to the economy recently. Australia's emphasis on reforms, low inflation, and growing ties with China are key factors behind the economy's strength.

      One feature of the recent economic growth is that economic activity differs sharply between the states. Generally, the states with the largest exposure to the mining industry are performing the best. This includes the Northern Territory and Western Australia. In contrast, those states which are less able to leverage off the commodity boom, and which are suffering the full effects of the slowing in house prices, are performing less well, in particular New South Wales and Victoria. The exception to the rule is Tasmania, which continues to record strong rates of growth despite a low exposure to mining.

      The Australian labor market remains tight, with the unemployment rate still hovering around 30 year lows. However, recent numbers point to some loss of momentum. Despite recent softness in the labor market, skill shortages are likely to remain an issue for quite some time.

      Australia's principal export markets include the United States, Japan, China, Korea and New Zealand. The principal sources of its imports include the United States, China, Japan, Germany and Singapore.

Australian Stock Market

      The Australian Stock Exchange is one of the largest equity and options exchange in the region. The Sydney Futures Exchange remains the largest and most innovative in the region. Australia is being recognized increasingly more as a regional financial center with: a well-regulated and sophisticated financial system; deep, liquid and transparent markets offering a wide range of products including equities, bonds, and managed funds; as well as world-class telecommunications. Australia has a multilingual and highly skilled workforce and a world-class system of financial regulation.

The New Zealand Economy

      New Zealand comprises two main narrow and mountainous islands, the North Island and the South Island, separated by Cook Strait, and a number of smaller outlying islands. The total land area is approximately 268,000 square kilometers. New Zealand has a cool temperate climate, strongly influenced by oceanographic factors.

      New Zealand has a population of approximately 4.1 million people. The rate of population growth has decreased over the last two years, a result of reduced net inward migration, and the narrowing gap between births and deaths.

      Over the last two decades, the New Zealand economy has changed from being one of the most regulated in The Organization for Economic Cooperation and Development (OECD) to one of the most deregulated. Product and labor market reforms, together with more stable macroeconomic policies broadly explain the improved performance of the New Zealand economy over the past decade or so, while exogenous factors such as favorable commodity prices and migration have driven the current cyclical upturn. Following the economic downturn of the late 1980s and early 1990s average rates of real economic growth have steadily improved.

      Driving this strength, at least initially, was a low exchange rate over 2000-01 and favorable economic conditions which boosted the incomes of New Zealand's primary exports. And while the exchange rate has appreciated considerably over the past few years, exporters benefited from rising world commodity prices, reflecting strong global demand and tight supplies for key exports such as beef, lamb and dairy products. In addition, a surge in net migration since 2001 has added to domestic demand, reflected in robust growth in private consumption and a booming housing market.

      The immediate benefits of this macroeconomic strength have been manifested in one of the lowest rates of unemployment in the OECD, rising household incomes, strong growth in company profits and government fiscal surpluses. A corollary to this prosperity has been nascent inflationary pressures associated particularly with the non-tradable sector. A booming housing sector has been key in adding to demand pressures, as will an expected fiscal expansion resulting from the recent election promises.

New Zealand Stock Market

      The New Zealand Exchange Limited (NZX) was established as a company at the end of 2002 after members of the New Zealand Stock Exchange (NZSE) voted to demutualize the organization. NZX is now a revenue-generating corporate enterprise. Through its listing rule, NZX is responsible for the frontline regulation of companies listed on its three securities markets: the New Zealand Stock Market (NZSX), the New Zealand Alternative Market (NZAX) and the New Zealand Debt Market (NZDX).

                                   GLOBAL FUND

The Global Economy

      World growth has been broadening over the past few months. Already strong in North America and most of Asia, economic momentum now looks established in Japan, and Continental Europe is progressively recovering from its latest bout of weakness.

      Global growth has been fueling large price increases in oil and commodities markets. These higher prices have acted as an obstruction to improvement in those European economies which did not fully share in the global expansion but as a moderating influence where aggregate demand was already buoyant.

      One important and reassuring feature of the present situation is that virtually all countries have maintained relative price stability in the face of the oil price shock, without compromising activity. Higher oil prices have not spilled over into elevated wage demands and long-term inflation expectations seem well anchored. As a result, although headline inflation has surged, contagion to non-oil prices has remained minimal.

      With price stability being maintained, a powerful impetus arising from the Asian and US economies and the respending of oil exporters' higher revenues, the case for a prolonged world expansion, finally extending to convalescent European economies, looks plausible. But the risks surrounding such a forecast are substantial. They include a renewed surge in oil prices, ever-worsening current account imbalances and abrupt exchange rate realignments, as well as long-term interest rate back-ups and asset price reversals.

      The Global Fund affords the opportunity to invest in a globally oriented portfolio by investors who can accept global investment risk. It also provides the flexibility to pursue investment opportunities in a variety of countries in the world; however, it is not intended to provide a complete investment program for an investor. Different stock markets in diverse locations produce different gains and losses. Currency performance can also positively or negatively impact performance. Even through the Fund may own Depositary Receipts (DR) shares which are purchased in US dollar accounts, the underlying local market and currency exchange rate changes will generally impact the US dollar price of the DR.

      The use of International Accounting Standards versus US Generally Accepted Accounting Standards by some non-US companies makes analysis of their financial performance more difficult for many US investors.

                           REAL ESTATE SECURITIES FUND

      The Real Estate Securities Fund seeks to invest its assets in common stock and other equity securities of real estate investment trusts (REITs) and other publicly-traded Real Estate Industries related operating companies. The Fund's investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential. A real estate company generally derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate.

      Real Estate Investment Trusts. Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as follows: i) Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents, can also realize capital gains by selling properties that have appreciated in value, ii) Mortgage REITs, invest the majority of their assets in real estate mortgages and derive their income primarily from interest payment, iii) Hybrid REITs, which combine the characteristics of both Equity REITs and Mortgage REITs. REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

The Fund's Portfolio Turnover Rate:

      Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

      Each Fund generally invests in equity securities with the view to hold them long-term. The portfolio's securities are generally evaluated on their long-term prospects. The Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund's shareholders.

      The Portfolio Turnover Rates for each Fund as of the fiscal years ended October 31, 2006 and 2005 were:

                                                 2006      2005
                                                 ----      ----
      Commonwealth Japan Fund                     50%       47%

      Commonwealth Australia/New Zealand Fund     20%       32%

      Commonwealth Global Fund                    36%       33%

      Commonwealth Real Estate Securities Fund     8%        5%

                             MANAGEMENT OF THE FUNDS

                       OFFICERS' AND TRUSTEES' INFORMATION

      The Trustees provide overall supervision of the affairs of the Fund. The Funds' Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund series of the Commonwealth International Series Trust which consist of four (4) separate Fund series: Japan, Australia/New Zealand Global and Real Estate Securities Unless otherwise noted, (i) each Trustee and Executive Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Commonwealth International Series Trust, 5847 San Felipe, Suite 850, Houston, Texas 77057. The term of office for each Trustee and Executive Officer is until the next meeting of shareholders called for the purpose of electing Trustees or Executive Officers and until the election and qualification of a successor, or until such Trustee or Executive Officer sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Trustee and Executive Officer will hold office for an indeterminate period.

    The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.


                                                                                                Number of
                                                 Term               Principal              Portfolios in the
                                              of Office/          Occupation(s)               Fund Complex            Other
Name, Address and Date    Position Held       Length of          During the Past              Overseen by          Directorship
of Birth                  With the Fund      Time Served             5 years                   Trustee(1)        held by Trustee

Robert Scharar(2)           Trustee and      Indefinite/2000      Investment Mgr.                 Four (4)         (3)See Below
5847 San Felipe             President         to present          Attorney/CPA
Suite 850                                                         President, FCA
Houston, TX 77057                                                 Corp.
8/18/48

Linda A. Durkin             Treasurer       Indefinite/2006       Vice President,                   N/A                 N/A
3435 Stelzer Road                            to present           BISYS Fund Services
Columbus, OH 43219                                                Ohio, Inc., 9/06 -
10/1/60                                                           present; RR Donnelley,
                                                                  2003 - 2006; Vice
                                                                  President, Mercantile -
                                                                  Safe Deposit and Trust
                                                                  Co., 1993 - 2002.

Michael Wible               Secretary       Indefinite/2006       Partner,                          N/A                 N/A
10 West Broad Street                         to present           Thompson Hine LLP, 2004 -
Columbus, OH 43215                                                present; counsel
9/15/62                                                           Bank One Corporation,
                                                                  1994-2003

Charles R. Ropka            Assistant       Indefinite/2006       Attorney, Rabil                   N/A                 N/A
215 Fries Mills Rd.         Secretary        to present           & Ropka, LLC
Turnersville, NJ 08012
10/21/63

Bonnie Scott                Assistant       Indefinite/2003       Administrator &                   N/A                 N/A
5847 San Felipe             Secretary        to present           Private Cord
Suite 850                                                         FCA Corp.
Houston, TX 77057
8/24/49

Stephen Fodo                Chief           Indefinite/2004       Consultant,                       N/A                 N/A
5847 San Felipe             Compliance       to present           03/04;
Suite 850                   Officer                               Managing Dir.
Houston, TX  77057                                                Morris Anderson
9/14/42                                                           & Assoc.,
                                                                  Tatum -CFO
                                                                  & Partner - 01/02


(1) The "Fund Complex" consists of Commonwealth International Series Trust.

(2) Mr. Scharar is considered an "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and an officer of the Trust's investment adviser.


(3) Mr. Scharar is also a director of the following companies: Blantyre Hotels Corp., NICO Holdings Corp., Vintech Investors LLC, Africap LLC, FCA Investments Co., First Commonwealth Holdings Corp., First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Project LLC, and other closely held FCA advised entities and non FCA related entities

      The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended.


-------------------------- ------------- ------------------- ------------------ ------------------- ------------------
                                                                                    Number of
                                                Term             Principal      Portfolios in the
                             Position        of Office/        Occupation(s)       Fund Complex           Other
 Name, Address and Date     Held With        Length of        During the Past      Overseen by        Directorship
        of Birth             the Fund       Time Served           5 years           Trustee(1)       held by Trustee
-------------------------- ------------- ------------------- ------------------ ------------------- ------------------
John Akard, Jr.              Trustee      Indefinite/2000      Attorney/CPA          Four (4)             None
1/13/66                                      to present

-------------------------- ------------- ------------------- ------------------ ------------------- ------------------
Kathleen Kelly               Trustee      Indefinite/2000       Consultant           Four (4)             None
9/20/52                                      to present

-------------------------- ------------- ------------------- ------------------ ------------------- ------------------
Jack Ewing                 Chairman and  Indefinite/2000        Professor           Four (4)             None
9/16/39                      Trustee         to present
-------------------------- ------------- ------------------- ------------------ ------------------- ------------------


(1) The "Fund Complex" consists of Commonwealth International Series Trust.

Board of Trustees

      Trustee's Responsibilities. The Board of Trustees' primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of Non-interested Trustees

      The Trustees meet at least quarterly throughout the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2006, the Board of Trustees conducted ten (10) meetings to deal with fund issues of the Japan, Australia/New Zealand, Global and Real Estate Securities Funds (including regular and special board meetings and audit committee meetings). These meetings included seven (7) regular board meetings and three (3) audit committee meetings. Furthermore, the Independent Trustees reviewed the fees paid to the Advisor for investment advisory services and to other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. The Trustees are assisted by the Funds' independent public accountants and other independent experts retained from time to time for various purposes. The Independent Trustees regularly meet privately with counsel and other experts.

Committees

      The following table provides information regarding each Fund's standing committees, including certain of each committee's principal functions.

                                                                           Members of the        Number of Meeting in
Name of Committee                     Function of Committee                   Committee          the Last Fiscal Year

Audit/Compliance      1.     Directly responsible for the                  John Akard, Jr.                 3
                             appointment, compensation and oversight       Kathleen Kelly
                             of registered public accounting firms           Jack Ewing
                             and such firms must report directly to
                             the Audit Committee.

                      2.     Reviews the independence of such firm
                             and the auditors assigned to the Fund;
                             reviews scope of audit and internal
                             controls; considers and reports to the
                             Board on matters relating to the Fund's
                             accounting and financial reporting
                             practices, reviews the methods, scope
                             and result of the audits and audit fees
                             charged.

                      3.     Engages and determines the fee of
                             independent counsel and other Advisors
                             as they determine necessary.

                      4.     Establishes procedures for the receipt,
                             retention and treatment of complaints
                             received by the Issuer regarding
                             accounting, internal accounting
                             controls, or auditing matters, and the
                             confidential anonymous submission by
                             employees of the Advisor and/or the
                             Administrator of concerns of
                             questionable accounting or auditing
                             matters.

Governance,           1.     Represent and assist the Board of             Kathleen Kelly                 2
Nomination                   Trustees in discharging its
& Compensation               responsibility to oversee the
                             composition of the board.

                      2.     Assess whether it is in the best
                             interest of the Funds' shareholders to
                             increase or decrease the number of
                             trustees;

                      3.     Determine and assess the qualification
                             of potential candidates, when it is
                             determined that additional trustees are
                             warranted, and when there is a vacancy
                             of one or more trustees.

                      4.     Evaluate potential candidates and
                             recommend to the board of trustees or
                             shareholders a nominee to fill any such
                             additional or vacant trustee positions.

                      5.     Review "best practices" in corporate
                             governance and rule changes and
                             developments regarding fund governance.

                      6.     Ensure that any changes in trustee
                             composition complies with and all laws
                             governing qualifications and number of
                             independent trustees and the
                             proportionality thereof to the board as
                             a whole, through the assistance of
                             legal counsel; and,

                      7.     Review board compensation annually
                             vis-a-vis best practices in the fund
                             community

Trustee Fund Ownership:

      The following sets forth ranges representing each Trustee's beneficial ownership of Fund shares as of December 31, 2006.

                                                                                      Aggregate Dollar Range of Equity Securities
                                                                                        in All Registered Investments the Fund
Name of Trustees                   Dollar Range of Equity Securities in the Fund                Overseen by the Trustee
-------------------------------  -------------------------------------------------  ------------------------------------------------
Interested Trustee

Robert W. Scharar                $50,001 - $100,001 (each Fund)                      Over $100,000
Independent Trustees

Jack Ewing                       $1 - $10,000 (each Fund)                            $10,001 - $50,000

John Akard, Jr.                  $1 - $10,000 (each Fund)                            $1 - $10,000
Kathleen Kelly                   $1 - $10,000 (Australia/New Zealand Fund, and       $1 - $10,000
                                 Japan Fund)

      No Independent Trustee, or his or her immediate family members, owns a beneficial interest or is an owner of record in an investment advisor to, or principal underwriter of, a Commonwealth Fund; or (ii) is a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment Advisor or principal underwriter of a Commonwealth Fund.

Remuneration

      Each Independent Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at Trustees' educational seminars or conferences, service on industry or association committees, participation as a speaker at a Trustees' conference or service on special Trustees task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

      The following table shows the aggregate compensation received by each Independent Trustee from the Fund and from all of the Commonwealth funds as a group for the most recent fiscal year.

                             COMMONWEALTH JAPAN FUND


                                             Pension or                              Total Compensation
                           Aggregate         Retirement Benefits  Estimated Annual   From Fund and Fund
Name of                    Compensation      Accrued As Part of   Benefits upon      Complex Paid To
Person / Position          From Fund         of Funds Expenses    Retirement         Trustees (*)

John Akard, Jr., Trustee   $6,081.25         $0                   $0                     $24,325 (1)
Kathleen Kelly, Trustee    $6,081.25         $0                   $0                     $24,325 (1)
Jack Ewing, Trustee        $6,706.25         $0                   $0                     $26,825 (1)
-------------------------------------------------------------------------------------------------------

      * Company does not pay deferred compensation.

      (1) The "Fund Complex" consists of Commonwealth International Series Trust, which is comprised of the Commonwealth Japan, Australia/New Zealand, Global and Real Estate Securities Funds.

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

                                             Pension or                             Total Compensation
                           Aggregate         Retirement Benefits  Estimated Annual  From Fund and Fund
Name of                    Compensation      Accrued As Part of   Benefits Upon     Complex Paid To
Person / Position          From Fund         of Funds Expenses    Retirement        Trustees (*)

John Akard, Jr., Trustee   $6,081.25         $0                   $0                     $24,325 (1)
Kathleen Kelly, Trustee    $6,081.25         $0                   $0                     $24,325 (1)
Jack Ewing, Trustee        $6,706.25         $0                   $0                     $26,825 (1)
-------------------------------------------------------------------------------------------------------

      * Company does not pay deferred compensation.

      (1) The "Fund Complex" consists of Commonwealth International Series Trust, which is comprised of the Commonwealth Japan, Australia/New Zealand, Global and Real Estate Securities Funds.

                            COMMONWEALTH GLOBAL FUND

                                             Pension or                             Total Compensation
                           Aggregate         Retirement Benefits  Estimated Annual  From Fund and Fund
Name of                    Compensation      Accrued As Part of   Benefits Upon     Complex Paid To
Person / Position          From Fund         of Funds Expenses    Retirement        Trustees (*)

John Akard, Jr., Trustee   $6,081.25         $0                   $0                     $24,325 (1)
Kathleen Kelly, Trustee    $6,081.25         $0                   $0                     $24,325 (1)
Jack Ewing, Trustee        $6,706.25         $0                   $0                     $26,825 (1)
-------------------------------------------------------------------------------------------------------


      * Company does not pay deferred compensation.

      (1) The "Fund Complex" consists of Commonwealth International Series Trust, which is comprised of the Commonwealth Japan, Australia/New Zealand, Global and Real Estate Securities Funds.

                    COMMONWEALTH REAL ESTATE SECURITIES FUND


                                             Pension or                             Total Compensation
                           Aggregate         Retirement Benefits  Estimated Annual  From Fund and Fund
Name of                    Compensation      Accrued As Part of   Benefits Upon     Complex Paid To
Person / Position          From Fund         of Funds Expenses    Retirement        Trustees (*)

John Akard, Jr., Trustees  $6,081.25         $0                   $0                     $24,325 (1)
Kathleen Kelly, Trustees   $6,081.25         $0                   $0                     $24,325 (1)
Jack Ewing, Trustees       $6,706.25         $0                   $0                     $26,825 (1)
-------------------------------------------------------------------------------------------------------


      * Company does not pay deferred compensation.

      (1) The "Fund Complex" consists of Commonwealth International Series Trust, which is comprised of the Commonwealth Japan, Australia/New Zealand, Global and Real Estate Securities Funds.

      As noted above, the Trustees conducted ten (10) meetings in 2006 to deal with fund issues (including regular and committee meetings). These meetings included seven (7) regular board meetings and three (3) audit committee meetings.

       Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. However, directors, officers or employees of the Advisor or the Administrator will be reimbursed for the travel expenses (or an appropriate portion thereof) relating to attendance at meetings of the Board of Trustees or any of its committees.

Portfolio Managers

      FCA Corp, the Advisor to the Funds, has provided the Trust with the following information regarding each portfolio manager identified in the Prospectus. The table below lists the number of other accounts managed by each such portfolio manager as of October 31, 2006 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the table also lists the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below the table, FCA Corp has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. FCA Corp has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of October 31, 2006.

Accounts Managed

                                                                                               Accounts with respect to which the
                                                                                                  advisory fee is based on the
                                                Other Accounts Managed                             performance of the account
                           -----------------------------------------------------------------  ------------------------------------
                                                                 Number of   Total Assets in    Number of        Total Assets in
                                                                Accounts in    Accounts in     Accounts in         Accounts in
Name of Portfolio Manager       Category of Account              Category       Category        Category            Category
-------------------------  ---------------------------------    -----------  ---------------  ------------     -------------------

Robert W. Scharar          Registered Investment Companies            0      $          0           0                  N/A
                           Other Pooled Investment Vehicles           2      $  9,847,076           0                  N/A
                           Other Accounts                           472      $494,690,371           0                  N/A
                           Total Assets                             474      $504,537,447           0                  N/A
                                                                    ===      ============

Wesley Yuhnke              Registered Investment Companies            0      $          0           0                  N/A
                           Other Pooled Investment Vehicles           0      $          0           0                  N/A
                           Other Accounts                           468      $492,016,702           0                  N/A
                           Total Assets                             468      $492,016,702           0                  N/A
                                                                    ===      ============

Carlos Rubio               Registered Investment Companies            0      $          0           0                  N/A
                           Other Pooled Investment Vehicles           0      $          0           0                  N/A
                           Other Accounts                           464      $491,966,727           0                  N/A
                           Total Assets                             464      $491,966,727           0                  N/A
                                                                    ===      ============

Material Conflicts of Interest

      Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. In addition, potential conflicts of interest may arise where another account has the same investment objective as one or more of the Funds, whereby a portfolio manager could favor one account over another. Further, a potential conflict could include a portfolio manager's knowledge about the size, timing and possible market impact of Fund trades. The portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another. However, FCA Corp is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Portfolio and the investments of the other accounts included in the table above.

Compensation

      The individuals involved in managing the Fund are compensated following FCA Corp's compensation methodology, which applies to all employees. Employees receive a salary. Bonuses are given an individual based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork, and the adviser's profitability and revenues. Years of experience and level of responsibility also are factors in determining a potential bonus size. This bonus is not tied directly to the performance of the Portfolio or the other accounts included in the table above, i.e., there is no performance bonus. All employees receive health benefits and a retirement plan.

Security Ownership

      The following table shows the dollar range of equity securities of the Funds beneficially owned by the Portfolio Managers as of October 31, 2006.

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                              Commonwealth                                                        Commonwealth Real
                              Australia/New        Commonwealth Japan     Commonwealth Global     Estate Securities
   Portfolio Manager          Zealand Fund                Fund                   Fund                   Fund
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Robert W. Scharar          $100,001 - $500,000    $100,001 - $500,000     $100,001 - $500,000    $100,001 - $500,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Wesley R. Yuhnke                   $0                      $0                $1 - $10,000                $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Carlos Rubio                       $0                      $0                     $0                     $0
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                 CODE OF ETHICS

      The Fund and its Investment Advisor, Principal Underwriter and Administrator have each adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). These codes prohibit certain investments by their respective personnel subject to the Code in securities that may be purchased or held by the Fund. The Fund has also adopted a Code of Ethics for its Principal Executive Officers and Principal Financial Officers.

                              PROXY VOTING POLICIES

      The Boards of Trustees of the Trust have reviewed and adopted a proxy voting policy (the "Fund Proxy Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Funds' Investment Advisor. In the event of a conflict between the interest of Fund Shareholders and the Advisor, the Advisor will not exercise the delegated authority and will delegate such authority to the Chairman of the Audit Committee. The Fund's Advisor shall make the economic best interest to Fund Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The Investment Advisor will vote, as a rule, only on matters which clearly have an economic impact and only when it is reasonably feasible to evaluate the proposal and cast an informed vote by the Advisor in accordance with the "Fund Proxy Policy", found in it's entirety in Appendix B.

      In general, the Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those of its shareholders. The investment Advisor will generally vote with company management on matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders and on matters regarding the domicile of the company. On any matter, the investment Advisor may take management's proposals under advisement and will consider each matter in light of the guidelines set forth in the Policies.

      The investment Advisor may abstain from voting from time to time where it determines the costs, Advisor time required or other factors associated with voting a proxy outweighs the benefits derived from exercising the right to vote. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval.

      The Trust was required to file a Form N-PX, with its complete proxy voting record for the 12 months ended June 30. The Trust's Form N-PX filing is available without charge, upon request, by (i) calling the Funds' Distributor's toll-free number, (ii) visiting the Commonwealth Funds website at www.commonwealthfunds.com or (ii) visiting the SEC's website at www.sec.gov.

                          INVESTMENT ADVISORY AGREEMENT

      Commonwealth International Series Trust (the "Trust") has entered into four separate Investment Advisory Agreements on behalf of its four separate Funds, Commonwealth Japan Fund, Commonwealth Australia/New Zealand Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund with FCA Corp. ("FCA"), dated August 25, 1997, November 25, 1991, March 1, 2002, and May 16, 2003, respectively (the "Advisory Agreement(s)"). The Advisor manages the investment of the Funds' assets and places orders for the purchase and sale of their portfolio securities. In connection with its responsibilities, the Advisor provides the Funds with research, analysis, advice, and economic and statistical data and judgments involving individual investments, general economic conditions and trends, and long-range investment policy.

      The Advisor is controlled by Robert W. Scharar, the President of the Funds and the principal stockholder of the Advisor's parent company, First Commonwealth Holding Company.


      Under the Investment Advisory Agreement, each Fund pays to the Advisor as compensation for the services rendered by it a fee, calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund. During the fiscal years ended October 31, 2006, 2005, and 2004, the Funds paid investment advisory fees (net of reimbursement for fiscal year ended October 31, 2006 of $6,148 for the Australia/New Zealand Fund and $13, 753 for the Japan Fund) as follows:


                                 AUSTRALIA/ NEW                    REAL ESTATE
                    JAPAN FUND    ZEALAND FUND    GLOBAL FUND    SECURITIES FUND
                    ----------    ------------    -----------    ---------------
October 31, 2006     $ 56,959       $303,443       $160,728         $100,976
October 31, 2005     $ 69,065       $380,039       $133,122         $ 77,603
October 31, 2004     $ 63,340       $257,326       $ 83,950         $ 24,477

      The Investment Advisory Agreement also provides that the Advisor shall not be liable to the Fund for any errors or losses unless such errors or losses result from willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor's duties under the Investment Advisory Agreement.

      The Investment Advisory Agreement for the Japan, Global, Australia/New Zealand and the Real Estate Securities Funds may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Funds shares and (b) by the affirmative vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days written notice.


            The Advisor shall not be required to pay any expenses of the Fund, other than those specifically allocated to the Advisor pursuant to the agreement. In particular, but without limiting the generality of the foregoing, the Advisor shall not be responsible, except to the extent of the reasonable compensation of the Fund's employees that are Trustees, officers or employees of the Advisor whose services may be involved, for the following expenses of the
Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Advisor's overhead and employee costs); fees payable to the Advisor and to any other expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund's officers and employees, fees and expenses of the Fund's Administrator or of any custodial, sub custodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below, other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Trust business) of Trustees, officers and employees of the Trust who are not interested persons of the Advisor or Administrator; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are Trustees, officers or employees of the Advisor or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or Advisors thereto.

            The Advisor shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Fund if and to the extent that (i) such expenses are assumed or required to be borne by the Fund's principal underwriter or some other party, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. The Advisor shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

                             ADMINISTRATIVE SERVICES

      BISYS Fund Services Ohio, Inc. ("Administrator"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator and transfer agent for the Trust and also provides fund accounting services to the Trust pursuant to a Master Services Agreement dated as of November 1, 2006 (the "Master Services Agreement"). As administrator, the Administrator assists in supervising all operations of the Trust and has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, assist the Trust or its designee in the preparation of, and file all of the Trust's federal and state tax returns and required tax filings other than those required to be made by the Trust's custodian; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Trust, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations.

      The Administrator also serves as transfer agent for the Trust pursuant to the Master Services Agreement. Pursuant to such Agreement, the Administrator, as the transfer agent, among other things, performs the following services in connection with the Trust's shareholders of record: maintenance of shareholder records for the Trust's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of each Fund on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials.

      In addition, the Administrator provides certain fund accounting services to the Trust pursuant to the Master Services Agreement. Under the Master Services Agreement, the Administrator maintains the accounting books and records for the Trust, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Trust, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Trust's custodian, affirmation to the Trust's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

      The Administrator receives a fee from the Trust for its services provided under the Master Services Agreement and expenses assumed pursuant to the Master Services Agreement that is calculated daily and paid periodically based upon the amount of each Fund's average daily net assets, subject to an annual aggregate minimum of $350,000, subject to various adjustments. The Administrator also receives specific fees for individual services performed under the Agreement.


      Unless sooner terminated as provided therein, the Master Services Agreement's term expires on October 31, 2011 (the "Initial Term"). The Master Services Agreement thereafter shall be renewed automatically for successive one-year terms ("Rollover Periods"). The Agreement may be terminated only (i) upon written notice of non-renewal given by the non-renewing party to the other party at least 90 days prior to the end of the Initial Term or any Rollover Period, (ii) upon mutual agreement of the parties to the Agreement, or (iii) for cause (as defined in the Agreement) by the party alleging cause on not less than 60 days' notice.

      The Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

      Prior to November 1, 2006, administrative services were performed by Matrix Capital Group, Inc. (the "Prior Administrator"). The Prior Administrator was paid $20,000 per month plus certain expenses. The fee was allocated to the Funds based on the net assets of each Fund measured on a daily basis.

                                   DISTRIBUTOR


      BISYS Fund Services, Limited Partnership ("Distributor"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the principal underwriter of each Fund shares pursuant to a Distribution Agreement dated as of February 26, 2007, (the "Distribution Agreement"). Prior to February 26, 2007, Matrix Capital Group, Inc. (the "Prior Distributor"), located at 335 Madison Avenue, 11th Floor, New York, NY 10017, acted as the principal underwriter. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to the Trust, such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

      The Distributor enters into selling agreements with intermediaries that solicit orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives annual compensation of $20,000 under the Distribution Agreement with the Trust. The Distributor has entered into a Distribution Services Agreement with the Advisor in connection with the Distributor's services as distributor of the Trust pursuant to which the Advisor undertakes to pay the Distributor amounts owed to the Distributor under the terms of the Distribution Agreement to the extent that the Trust is not otherwise authorized to make such payments.

      For the fiscal years ended October 31, 2006, 2005 and 2004, the Prior Distributor received no underwriting commissions.

Each Fund has adopted, a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to pay up to 0.35% of its average daily net assets to reimburse certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. As required by Rule 12b-1, each Fund's Plan was approved by a vote of the Fund's Board of Trustees, and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees").As required by Rule 12b-1, the Board of Trustees reviews quarterly reports prepared by the Prior Distributor on the amounts expended and the purposes for the expenditures. For the fiscal year ending October 31, 2006, the Funds paid 12b-1 fees relating to the following types of activities:


                   Commonwealth Australia/New Zealand Fund

Activity                                                 Amount       Allocation
================================================================================
Advertising/Marketing                                    $ 2,599           3%
--------------------------------------------------------------------------------
Printing and Mailing Prospectus to potential investors   $ 1,964           2%
--------------------------------------------------------------------------------
Compensation to Underwriter                              $10,284          10%
--------------------------------------------------------------------------------
Compensation to Broker-Dealers                           $88,894          86%
--------------------------------------------------------------------------------
Compensation to Sales Personnel                          $     0           0%
--------------------------------------------------------------------------------
Interest, carrying, or other financing charges           $     0           0%
--------------------------------------------------------------------------------
Other                                                    $   127           0%
--------------------------------------------------------------------------------

                             Commonwealth Japan Fund

--------------------------------------------------------------------------------
Activity                                                 Amount       Allocation
================================================================================
Advertising/Marketing                                    $   591           5%
--------------------------------------------------------------------------------
Printing and Mailing Prospectus to potential investors   $   533           5%
--------------------------------------------------------------------------------
Compensation to Underwriter                              $ 2,284          20%
--------------------------------------------------------------------------------
Compensation to Broker-Dealers                           $ 7,996          70%
--------------------------------------------------------------------------------
Compensation to Sales Personnel                          $     0           0%
--------------------------------------------------------------------------------
Interest, carrying, or other financing charges           $     0           0%
--------------------------------------------------------------------------------
Other                                                    $    35           0%
--------------------------------------------------------------------------------

                            Commonwealth Global Fund

--------------------------------------------------------------------------------
Activity                                                 Amount       Allocation
Advertising/Marketing                                    $ 1,556           6%
--------------------------------------------------------------------------------
Printing and Mailing Prospectus to potential investors   $ 1,173           4%
--------------------------------------------------------------------------------
Compensation to Underwriter                              $ 5,435          19%
--------------------------------------------------------------------------------
Compensation to Broker-Dealers                           $19,879          71%
--------------------------------------------------------------------------------
Compensation to Sales Personnel                          $     0           0%
--------------------------------------------------------------------------------
Interest, carrying, or other financing charges           $     0           0%
--------------------------------------------------------------------------------
Other                                                    $    76           0%
--------------------------------------------------------------------------------

                   Commonwealth Real Estate Securities Fund

--------------------------------------------------------------------------------
Activity                                                 Amount       Allocation
================================================================================
Advertising/Marketing                                    $   936           4%
--------------------------------------------------------------------------------
Printing and Mailing Prospectus to potential investors   $   678           3%
--------------------------------------------------------------------------------
Compensation to Underwriter                              $ 3,297          15%
--------------------------------------------------------------------------------
Compensation to Broker-Dealers                           $16,415          77%
--------------------------------------------------------------------------------
Compensation to Sales Personnel                          $     0           0%
--------------------------------------------------------------------------------
Interest, carrying, or other financing charges           $     0           0%
--------------------------------------------------------------------------------
Other                                                    $    44           0%
--------------------------------------------------------------------------------



      The Trustees expect that the Plan will enhance each Fund's ability to expand distribution of its shares. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist each Fund in seeking to achieve its investment objective.


      The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or by a vote of a majority of each Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of the disinterested trustees for each Fund is committed to the discretion of the trustees who are not "interested persons" as defined under the 1940 Act.

      Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.

      The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the trustees, including a majority of the Independent Trustees. In compliance with the Rule, the trustees, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit each Fund and its stockholders.

      The Distributor may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of each Fund's Shares including, but not limited to, those discussed above.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that a Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Advisor seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the Advisor.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment Advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

      The Trust's Board of Trustees has authorized the Advisor to cause each Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Advisor that provide lawful and appropriate assistance to the Advisor in the performance of its decision-making responsibilities. The Advisor is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Funds. The Advisor undertakes that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable State and Federal laws and regulations, and (c) in the opinion of the Advisor, the total commissions paid by each Fund are reasonable in relation to the expected benefits to each Fund over the long term. The investment advisory fee paid by each Fund under the Advisory Agreements is not reduced as a result of the Advisor's receipt of research services.

      The Advisor may not give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Advisor may place Fund transactions with brokers or dealers that promote or sell each Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

      The Advisor places portfolio transactions for other advisory accounts. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, the benefits from research services to each of the accounts (including the Funds) managed by the Advisor cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to a Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

      The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

       During the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Australia/New Zealand Fund, Japan Fund, Global Fund and the Real Estate Securities Fund paid the following in brokerage commissions on portfolio trades:


--------------------------------------------------------------------------------
Fund                        2006              2005             2004
----                        ----              ----             ----
--------------------------------------------------------------------------------
Australia/New Zealand Fund  $78,812           $98,175          $114,323
--------------------------------------------------------------------------------
Japan Fund                  $16,398           $20,903          $33,844
--------------------------------------------------------------------------------
Global Fund                 $19,826           $34,497          $26,730
--------------------------------------------------------------------------------
Real Estate Securities Fund $3,272            $10,980          $14,761
------------------------------------------------------------------------------


                          HOW TO BUY AND REDEEM SHARES

      Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including the Distributor. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price.

      After an order is received by the Distributor, shares will be credited to a stockholder's account at the net asset value next computed after an order is received. See "Determination of Net Asset Value". Initial purchases must be at least $200.00; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued. The Funds' management reserves the right to reject any purchase order if, in its opinion, it is in a Fund's best interest to do so. See "Buying and Selling Fund Shares" in the Prospectus.

      Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to the Commonwealth (Japan) (Australia/New Zealand) (Global) (Real Estate Securities) Fund at the following address:

      c/o BISYS Fund Services
      3435 Stelzer Road
      Columbus, OH  43219


       In addition, certain expedited redemption methods are available. Accounts having a balance of less than $200.00 may be redeemed by the Fund in its sole discretion. (See "Buying and Selling Fund Shares" in the Prospectus.)


                        DETERMINATION OF NET ASSET VALUE

      The purchase and redemption price of the shares of each Fund is each Fund's Net Asset Value (NAV) per share determined after your order is received by the Fund. Unless a redemption fee is applied, the Fund pays you the full share price when you sell shares. The Funds impose a redemption fee on sales of shares held seven (7) calendar days or less. See the "Redemption Fee" section for more information. In the case of shares purchased or sold through intermediaries, such intermediary may charge fees that are in addition to those described in this prospectus.

      The NAV of the Fund is determined once daily, normally at the close of business of the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern time, and reflects the fair value of the Fund's aggregate assets less its liabilities. On occasion, the NYSE closes before 4:00 p.m. Eastern Time. When that happens, purchase orders received after the NYSE closes will be effective the following business day. Assets and liabilities denominated in foreign currencies are translated into U.S currency using an exchange rate obtained from an independent third party. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

      Each Fund's assets are valued primarily on the basis of market quotations or official closing prices or, if there is no recent last sales price available, at the last current bid quotation. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. If the Funds determine that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees. These procedures generally provide for using prices provided by an independent fair value service.

      Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use a pricing model. Generally, debt instruments with maturities of less then 60 days (short-term debt) are valued at amortized cost


      With respect to any portion of a Fund's assets that is invested in one or more open-end investment management companies that are registered under the Investment Company Act, the Fund's net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. These Funds' prospectuses explain the circumstances under which the Funds may use fair value pricing and the effects of using fair value pricing.


Fair Value Pricing:

      The assets of the Fund are valued at fair value as determined in good faith by or under the direction of the Board of Trustees The Board of Trustees has delegated the responsibility of making fair value determinations to the Advisor, subject to the Funds' Pricing Policies. When pricing determinations are made, when no market quotations are available or when market quotations have become unreliable, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. All fair value determinations are made subject to the Board's oversight.

      Events affecting the value of foreign securities or instruments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Fund's NAV on that day. If events that materially affect the value of a Fund's foreign investments occur during such period, the investments will be valued at their fair value as described above.

Redemption Fees

      Redemption Fee Assessment. A short-term trading redemption fee will be imposed (subject to limited exceptions described herein) on any Fund shares that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days of their purchase. This redemption fee will equal 2.00% of the amount sold. Shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. This fee is calculated on the value of the shares being sold and will be collected (subject to limited exceptions described herein) by deduction from the sale proceeds or, if assessed after the sale transaction, by billing you.

      Unlike a sales charge or load paid to a broker or fund management company, this redemption fee is paid to the Fund. The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Commonwealth Funds accounts, the Advisor or transfer agent may, in its sole discretion, determine that your trading activity is detrimental to the Funds, as described in the Funds' "Abusive Trading Policy" section, and elect to reject or limit the amount, number, frequency or method available to you for requesting future (i) purchases into Commonwealth Funds and/or (ii) exchanges or redemptions out of the Commonwealth Funds.

      Redemptions Through Financial Intermediaries. As an investor in the Commonwealth Funds you are subject to the 2.00% short-term trading redemption fee whether you are investing directly through the Funds' Distributor or you are investing in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers or Participants.

      Waiver/Exceptions/Changes. The Funds will waive the fee on redemptions of:
(i) shares acquired by reinvestment of dividends or other distributions of the Funds; (ii) shares held in an account of certain qualified retirement plans;
(iii) in special circumstances, if the Fund Administrator determines that imposition of the fee would be inequitable or not in the best interests of the Fund's shareholders.

      Limitations on Collection. The Fund may have limitations in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by financial intermediaries on behalf of their customers.
  There are no assurances that Commonwealth will successfully identify all shareholders of intermediaries or that intermediaries will properly assess redemption fees. For example, where a financial intermediary is not able or willing to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Funds may not be able to recover the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

                                      TAXES

      The following discussion summarizes certain U.S. Federal tax considerations incident to an investment in the Funds. Investors are advised to consult their own tax Advisors with respect to the particular tax consequences to them of an investment in a Fund. Moreover, Investors are cautioned that changes may occur which will render the discussion below inaccurate or incomplete.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency.

      To qualify as a regulated investment company, each Fund must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or foreign currencies; (2) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (3) distribute in each taxable year at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and net short-term capital gains in excess of net long-term capital losses).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above.

      As a regulated investment company, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains.

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. Each Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net marking-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, each Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code); and (3) all ordinary income and capital gain net income from previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be taxable to stockholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      If a Fund retains net capital gains for reinvestment (although it has no plans to do so), the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

      Distributions. Dividends paid out of a Fund's dividend, interest or other non-capital gains investment income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as dividend or ordinary income. The excess of net long-term capital gains over the short-term capital losses realized, properly designated and distributed by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

      Dividends may qualify for favorable tax rates and dividends received by corporate stockholders may qualify for the dividends received deduction to the extent a Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the favorable tax rate or corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for such favorable tax treatment. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deductions. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

      All distributions are taxable to stockholders whether reinvested in additional shares of a Fund or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by each Fund.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, the distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Options, Futures and Forward Foreign Currency Contract Transactions. Many of the options, futures and forward foreign currency contracts that may be entered into by the Funds will be classified as "section 1256 contracts." Generally, gains or losses on section 1256 contracts are considered to be 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 125 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

      Generally, the transactions involving options, futures and forward foreign currency contracts that may be undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options, futures and forward foreign currency contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders.

      The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the effected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to defer the recognition of losses and/or accelerate the recognition of gains or losses from the effected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Foreign Currency Gains and Losses. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward foreign currency contracts and forward contracts with respect to debt securities, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

      Foreign Taxes. Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Under the current income tax treaty between the United States and Japan, Australia and New Zealand, the withholding tax imposed by Japan, Australia and New Zealand on dividends from Japan, Australia and New Zealand sources is generally 15% and the withholding tax on interest from Japan, Australia and New Zealand sources is generally 10%. It is impossible to determine the rate of foreign tax in advance, since the amount of a Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his Federal income tax liability. Each stockholder will be notified within 60 days after the close of each Fund's taxable year whether the Fund has elected to "pass-through" its foreign taxes for that year and, if so, the relevant amounts of foreign tax and foreign source income to be taken into account by the stockholder. It cannot be determined in advance whether a Fund will be eligible to make the foreign tax pass-through election. If the Fund is ineligible to do so, the foreign income and similar taxes incurred by it generally will reduce the Fund's investment company taxable income that is distributable to stockholders.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to its stockholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income and to certain other types of income. Stockholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

      The foregoing is a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax Advisors.

      Disposition of Shares. Upon a taxable disposition (for example, a redemption) of Fund shares, a stockholder may realize a taxable gain or loss, depending upon his basis in his shares. That gain or loss will be a capital gain or loss if the shares are capital assets in the stockholder's hands, and generally will be long-term or short-term depending upon the stockholder's holding period for the shares. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to such shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances, any charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Commonwealth Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge not allowed by this rule will be treated as a sales charge for the new shares. No charges are presently involved in the acquisition of any of the shares of the Funds.

      Backup Withholding. A Fund may be required to withhold Federal income tax at the rate of 28% of all taxable distributions from the Fund and of gross proceeds from the redemption of the Fund shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

      Foreign Stockholders - U.S. Federal Income Taxation. U.S. Federal income taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a "foreign stockholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to foreign persons who invest in the Fund. For example, the tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign stockholders are advised to consult their own tax Advisors with respect to the particular tax consequences to them of an investment in the Fund.

      Foreign Stockholders - Income Not Effectively Connected. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the stockholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign stockholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its stockholders, but foreign stockholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

      Distributions of net capital gains, if any, designated by a Fund as capital gain dividends (as well as amounts retained by the Fund which are designated as undistributed capital gains) and gain realized upon a disposition of Fund shares generally will not be subject to U.S. Federal income tax unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain foreign stockholders, a Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions of net capital gains and of the gross proceeds from a redemption of Fund shares unless the stockholder furnishes the Fund with certifications regarding the stockholder's foreign status. See "Backup Withholding."

      Foreign Stockholders - Income Effectively Connected. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then all distributions and any gains realized upon the disposition of Fund shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Foreign stockholders that are corporations may also be subject to the branch profits tax.

      Foreign Stockholders - Estate Tax. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as shares of the Funds, that they own at the time of their death. Certain credits against such tax and relief under applicable tax treaties may be available.

      Other Taxes. Distributions and redemption proceeds with respect to the Funds also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are advised to consult their tax Advisors with respect to the particular tax consequences to them of an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


       The following table sets forth information concerning such persons that, to the knowledge of the Fund's Board of Trustees, owned, of record, more than five percent of the Fund's shares as of February 6, 2007:

                             COMMONWEALTH JAPAN FUND


                                        Percent of
Name and Address                         Ownership     Nature of Ownership
----------------                         ---------     -------------------
Donald W. Wallace                         14.63%              Record
c/o Hanna Lemar & Morris Co. CPA's
6508 East Fowler Avenue
Tampa, FL  33617-2406

SALOMON SMITH BARNEY                       9.75%              Record
333 West 324th Street, 7th Floor
New York, NY  10001

Charles Schwab & Co., Inc.                 6.39%              Record
Special Custoday Account for the
Benefit of Customers
Attn:  Mutual Fund Dept.
101 Montgomery Street, Dept. 122
San Francisco, CA  94104

National Financial Services LLC (NFSC)    11.24%              Record
For the exclusive benefit of our
customers
200 Liberty Street
New York, NY 10281

                  COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

                                        Percent of
Name and Address                         Ownership     Nature of Ownership
----------------                         ---------     -------------------
Charles Schwab & Co. Inc.                 32.61%              Record
Special Custody Account for the
Benefit of
Our Customers
101 Montgomery Street, Dept. 122
San Francisco, CA  94104

                            COMMONWEALTH GLOBAL FUND

                                        Percent of
Name and Address                         Ownership     Nature of Ownership
----------------                         ---------     -------------------
CITIGROUP GLOBAL MARKETS                  12.96%              Record
333 West 34th Street, 3rd Floor
New York, NY  10001

CITIGROUP GLOBAL MARKETS                   9.70%              Record
333 West 34th Street, 3rd Floor
New York, NY  10001

Charles Schwab & Co. Inc.                  8.03%              Record
Special Custody Account for the
Benefit of
Our Customers
101 Montgomery Street, Dept. 122
San Francisco, CA  94104

Donald W. Wallace                          7.54%              Record
c/o Hanna Lemar & Morris Co. CPA's
6508 East Fowler Avenue
Tampa, FL  33617-2406

CITIGROUP GLOBAL MARKETS                   6.49%              Record
333 West 34th Street, 3rd Floor
New York, NY  10001

CITIGROUP GLOBAL MARKETS                   5.61%              Record
333 West 34th Street, 3rd Floor
New York, NY  10001

                  COMMONWEALTH REAL ESTATE SECURITIES FUND


                                        Percent of
Name and Address                         Ownership     Nature of Ownership
----------------                         ---------     -------------------
Donald W. Wallace                         13.20%              Record
c/o Hanna Lemar & Morris Co. CPA's
6508 East Fowler Avenue
Tampa, FL  33617-2406

CITIGROUP GLOBAL MARKETS                  10.14%              Record
333 West 34th Street, 3rd Floor
New York, NY  10001

CITIGROUP GLOBAL MARKETS                   7.02%              Record
333 West 34th Street, 3rd Floor
New York, NY  10001

CITIGROUP GLOBAL MARKETS                   5.06%              Record
333 West 34th Street, 3rd Floor
New York, NY  10001


                                OTHER INFORMATION

      Custody of Assets. All securities owned by each Fund and cash from the sale of securities in the Fund's investment portfolio are held by The Fifth Third Bank (the "custodian"), 38 Fountain Square, Cincinnati, Ohio 45263.

      Stockholder Reports. Semi-annual reports are furnished to stockholders, and annually the financial statements in such reports are audited by the independent accountants.


      Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, the independent accountants for the Funds, perform annual audits of each Fund's financial statements.


      Legal Counsel. Rabil & Ropka, L.L.C., 215 Fries Mill Road, Turnersville, New Jersey 08012, is legal counsel to the Funds.

      Transfer and Shareholder Servicing Agent. The Funds' transfer and shareholder servicing agent is BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219.

                                   APPENDIX A

                               RATING DEFINITIONS
                 (Standard & Poor's / Moody's Investor Service)

                                LONG-TERM RATINGS

      AAA rated corporations, financial institutions, governments or asset-backed financing structures (entities) have an extremely strong capacity to pay interest and repay principal in a timely manner.

      AA rated entities have a strong capacity to pay interest and repay principal in a timely manner and differ from the highest rated entities only in small degree.

      A rated entities have a strong capacity to pay interest and repay principal in a timely manner although they may be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher rating categories.

      BBB rated entities have a satisfactory or adequate capacity to pay interest and repay principal in a timely manner. Protection levels are more likely to be weakened by adverse changes in circumstances and economic conditions than for borrowers in higher rating categories.

      Entities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such entities will likely have some quality and protective characteristics these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB rated entities face ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to a less adequate capacity to meet timely debt service commitments.

      B rated entities are more vulnerable to adverse business, financial or economic conditions than entities in higher rating categories. This vulnerability is likely to impair the borrower's capacity or willingness to meet timely debt service commitments.

      CCC rated entities have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely debt service commitments. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C rated entities have a high risk of default or are reliant on arrangements with third parties to prevent defaults.

      D rated entities are in default. The rating is assigned when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired. The "D" rating is also used upon the filing of insolvency petition or a request to appoint a receiver if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                               SHORT-TERM RATINGS

      Includes Commercial Paper (up to 12 months)

      A.1 rated entities possess a strong degree of safety regarding timely payment. Those entities determined to possess extremely strong safety characteristics are denoted with an "A.1+" designation.

      A.2 rated entities have a satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for those rated "A.1".

      A.3 rated entities have an adequate capacity for timely repayment. They are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B rated entities have only a speculative capacity for timely payment. Those with a "B.1" have a greater capacity to meet obligations and are somewhat less likely to be weakened by adverse changes in the environment and economic conditions than those rated "B.2".

      C.1 rated entities possess a doubtful capacity for payment.

      D.1 rated entities are in default.

      Ratings of BBB- (Long-Term) or A.3 (Short-Term) and above are investment grade.

                                  APPENDIX "B"

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                      PROXY VOTING POLICIES AND PROCEDURES

      REVIEWED AND APPROVED BY THE COMMONWEALTH INTERNATIONAL SERIES TRUST
                         BOARD OF TRUSTEES JULY 15, 2003

I. Proxy Policies

      The Fund's Advisor shall make the economic best interest of Fund's Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The investment Advisor shall be expected to vote, as a rule, only on matters which clearly have an economic impact and then only when it is reasonably feasible to evaluate the proposal and cast an informed vote. If the Advisor votes, the Advisor generally shall vote against any actions that would, in the Advisor's opinion, reduce the rights or options of shareholders, reduce shareholder influence over the Board of Directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, the Funds believe in supporting the management of companies in which they invest and the Advisor will be expected to accord proper weight to the positions of a company's Board of Directors and the Advisor's portfolio managers that choose to invest in the companies.

      A.    Boards of Directors

            A proxy, if cast, will normally support management nominees.

            In general the Fund believes that,

            a board that has at least a majority of independent directors is integral to good corporate governance. Key Board committees, including audit, compensation and nominating committees, should be completely independent.

            There are some nominations for directors that should result in votes being withheld. These instances include directors who are known to:

            1. Enact egregious corporate governance policies or failed to replace management, as appropriate;

            2. Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

            3. Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

      Votes in a contested election of directors will not be cast unless it is reasonably feasible to evaluate the nominees. They must be evaluated on a case-by-case basis, considering factors such as

            1. Long-term financial performance of any company attempting a takeover;

            2. Management's track record;

            3. Portfolio Manager's assessment;

            4. Qualifications of director nominees (both slates);

            5. Evaluation of what each slate is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and/or

            6. Background to the Proxy contest.

      B.    Independent Auditors

            A company should limit its relationship with its auditors to the audit engagement and certain closely-related activities that do not, in the aggregate, raise an appearance of impaired independence. The Advisor will not vote or will support the reappointment of the company's auditors unless:

            1. It is clear that the auditors will not be able to fulfill their function;

            2. There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

            3. The auditors have a significant issue or relationship with the issuer that compromises the auditors' independence.

      C.    Compensation Programs

            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the long-term interests of shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. The Advisor will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive. If reasonably feasible to cast an informed vote:

            1. The Advisor will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are not acquired for materially less than fair market value.

            2. The Advisor will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.


            3. The Advisor will generally support the Board's discretion to determine and grant appropriate cash compensation and severance packages.


      D.    Corporate Matters

            The Advisor will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case-by-base basis, considering the impact of the changes on corporate governance and share-holder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns. If reasonably feasible to cast an informed vote, the Advisor will be expected to generally vote for:

            1. Acquisition proposals that Portfolio Managers believe, based on their review of the materials, will result in financial gain to the portfolio and merger proposals that have operating benefits, a fair offer price, favorable prospects for the combined companies and will not have a negative impact on corporate governance or shareholder rights.

            2. Proposals to increase common share authorization for a stock split.

            3. Proposals to institute open-market share repurchase plans

      E.    Shareholder Proposals

            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The Advisor shall generally support the Board's discretion regarding shareholder proposals and review shareholder proposals only if reasonably feasible and on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request. If reasonably feasible to cast an informed vote, the Advisor shall be expected to generally vote for a proposal that is designed to protect or expand shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                                  APPENDIX "C"

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

          POLICY AND PROCEDURES FOR DISSEMINATION OF PORTFOLIO HOLDINGS

      It is the policy of the Funds and their affiliates not to disclose portfolio holdings before such information is publicly disclosed to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Funds, rating and ranking organizations, and affiliated persons of the Funds, unless such disclosure is consistent with a Fund's legitimate business purpose and the recipients are subject to a duty of confidentiality. The Funds have determined that disclosure is only permissible: (i) as required by law; (ii) to certain mutual fund rating and ranking organizations; and, (iii) to certain third party service providers to the Funds with a specific business reason to know the portfolio holdings of the Funds.

      Officers of the Funds may authorize disclosure of the Fund's portfolio securities in accordance with this policy. only to mutual fund rating and ranking organizations, such as Lipper or Morningstar, or to certain third party service providers to the Funds, such as the Fund's custodian, administrator and financial printer. The Fund's Board has reviewed this policy and has designated the Funds' chief compliance officer to be responsible for monitoring compliance with the policy. In consultation with the Funds' chief compliance officer, the Board reviews the Funds' portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

      Neither the Fund nor any affiliate may receive any compensation or consideration for the disclosure of the portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as custodial services.

      The Funds have selected Fifth Third Bank as the custodian for their securities and cash. Pursuant to the custodian contract, each Fund employs Fifth Third Bank as the custodian of its assets. As custodian, Fifth Third Bank creates and maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by Fifth Third Bank. Pursuant to the custodian contract, Fifth Third Bank agrees. Fifth Third Bank receives reasonable compensation for its services and expenses as custodian.

      Following authorization by an Officer, the legal and compliance department of the Advisor or the Funds' Chief Compliance Officer must approve the disclosure of the Fund's portfolio holdings to ensure that the disclosure is in the best interest of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or the Advisor.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                           ON BEHALF OF ITS FUNDS THE

                            COMMONWEALTH JAPAN FUND,

                    COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND,

                            COMMONWEALTH GLOBAL FUND

                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                                   ----------

                                OTHER INFORMATION

                 (PART C TO REGISTRATION STATEMENT NO. 33-6867)

Item 23. Exhibits

A(i). Declaration of Trust as amended and restated dated December 29, 1986 is incorporated herein by reference and attached as Exhibit A(i) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(ii). Amendment and Restatement to Declaration of Trust dated May 25, 1989 amending the name of the trust to Capstone International Series Trust is incorporated herein by reference and attached as Exhibit A(ii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(iii) Amendment and Restatement to Declaration of Trust filed September 13, 1990 to establish and designate separate series of funds known as European Plus Fund, Framlington International Fund, Nikko Japan Tilt Fund and the International Value Fund is incorporated herein by reference and attached as Exhibit A(iii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(iv). Amendment and Restatement to the Declaration of Trust filed September 19, 1991 to establish and designate a separate series known as the New Zealand Fund is incorporated herein by reference and attached as Exhibit A(iv) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(v). Amendment and Restatement to the Declaration of Trust dated November 5, 1991 and filed November 21, 1991 to terminate a series of the Trust known as the International Value Fund is incorporated herein by reference and attached as Exhibit A(v) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(vi) Amendment and Restatement to the Declaration of Trust dated October 7, 2002 amending the name of the Trust to Commonwealth International Series Trust; is incorporated herein by reference and attached as Exhibit A(iv) to Post-Effective Amendment No. 36 to Registration No. 33-6867.

A(vii) Amendment and Restatement to Declaration of Trust dated January 29, 2002 to establish and designate separate series of funds known as the Japan Fund, Australia/ New Zealand Fund and the Global Fund is incorporated herein by reference and attached as Exhibit A(vii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(viii) Amendment and Restatement to Declaration of Trust dated May 16, 2003 to establish and designate separate series of funds known as the Japan Fund, Australia/ New Zealand Fund, Global Fund and the Real Estate Securities Fund is incorporated herein by reference and attached as Exhibit A(viii) to Post Effective Amendment No. 42 to Registration No. 33-6867.


B(i). By-Laws are incorporated herein by reference and attached as Exhibit B(i) to Post-Effective Amendment No. 39 to Registration No. 33-6867.


B(ii). Amendment to By-Laws dated September 29, 1986 is incorporated herein by reference and attached as Exhibit B(ii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

B(iii). Amendment to By-Laws dated July 24, 1989 is incorporated herein by reference and attached as Exhibit B(iii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

C.          None.

D(i). Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Australia/New Zealand Fund, and FCA Corp is incorporated herein by reference and attached as Exhibit D(i) to Post-Effective Amendment No. 39 to Registration No. 33-6867. . D(ii). Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Japan Fund, and FCA Corp. is incorporated herein by reference and attached as Exhibit D(ii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

D(iii) Copy of Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Global Fund, and FCA Corp. dated March 1, 2002 is incorporated herein by reference and attached as Exhibit D(iii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

D(iv) Copy of Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Real Estate Fund, and FCA Corp. dated May 16, 2002 is incorporated herein by reference and attached as Exhibit D(iv) to Post-Effective Amendment No. 41 to Registration No. 33-6867.


E(i) Distribution Agreement between BISYS Fund Services Limited Partnership. and Commonwealth International Series Trust dated as of February 26, 2007, is attached hereto as Exhibit E(i).


E(ii) Form of Dealer Agreement between BISYS Fund Services Limited Partnership and various intermediaries is incorporated by reference and attached as Exhibit E(ii) to Post-Effective Amendment No. 47 to Registration Statement No. 33-6867.


F.          None

G. Copy of Custodian Agreement between Capstone International Series Trust and Fifth Third Bank is incorporated herein by reference and filed with Post-Effective Amendment No. 28 to Registration No. 33-6867.


H(i). Master Services Agreement between BISYS Fund Services Ohio, Inc. and Commonwealth International Series Trust dated as of November 1, 2006, is incorporated by reference and attached as Exhibit H(i) to Post-Effective Amendment No. 47 to Registration Statement No. 33-6867.


I. Opinion of Rabil & Ropka, L.L.C. dated February 20, 2006, is filed herewith and attached hereto as Exhibit I(i)


J(i). Consent of Briggs, Bunting & Dougherty, LLP is filed herewith and attached hereto as Exhibit J(i).

J(ii).      Power of Attorney of Jack H. Ewing is attached hereto as Exhibit
            J(ii).

J(iii).     Power of Attorney of Kathleen Kelly is attached hereto as Exhibit
            J(iii).

J(iv).      Power of Attorney of John Akard, Jr. is attached hereto as Exhibit
            J(iv).

K.          None

L.          None

M(i) Distribution and Service Plan pursuant to Rule 12b-1 for Commonwealth Japan Fund is incorporated herein by reference and filed as Exhibit M(i) to Post-Effective Amendment No. 35 to Registration No. 33-6867.

M(ii) Distribution and Service Plan pursuant to Rule 12b-1 for Commonwealth Australia/New Zealand Fund is incorporated herein by reference and filed as Exhibit M(i) to Post-Effective Amendment No. 36 to Registration No. 33-6867. . M(iii) Distribution and Service Plan pursuant to Rule 12b-1 for Commonwealth Global Fund is incorporated herein by reference and filed as Exhibit M(iii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

M(iv) Distribution and Service Plan pursuant to Rule 12b-1 for Post-Effective Amendment No. 39 to Registration No. 33-6867.

            reference and attached as Exhibit M(iv) to Post-Effective Amendment No. 42 to Registration No. 33-6867.

N.          None

O.          Reserved

P(i). Code of Ethics, dated November 3, 2000, adopted by Commonwealth Japan Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(i) of Post-Effective Amendment No. 35.

P(ii).       Code of Ethics, dated November 3, 2000, adopted by Commonwealth
            Australia/New Zealand Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(i) of Post-Effective Amendment No. 36.

P(iii). Code of Ethics, dated February 25, 2002, adopted by Commonwealth Global Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(iii) of Post-Effective Amendment No. 39 to Registration No. 33-6867.

P(iii). Code of Ethics, dated May 16, 2003, adopted by Commonwealth Real Estate Securities Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(iii) to Post-Effective Amendment No. 42 to Registration No. 33-6867.

P(iv). Code of Ethics, dated January 7, 2005, adopted by Commonwealth Real Estate Securities Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(iv) to Post-Effective Amendment No. 44 to Registration No. 33-6867.


P(v). Code of Ethics, dated January 1, 2006, adopted by BISYS Fund Services Limited Partnership is incorporated by reference and attached as Exhibit P(v) to Post-Effective Amendment No. 47 to Registration Statement No. 33-6867.

 Item 24. Persons Controlled by or under Common Control with Registrant

      Registrant does not control and is not under common control with any person.

 Item 25. Indemnification

   The Declaration of Trust of the Registrant includes the following:

    Section 4.3. Mandatory Indemnification.

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to an matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

      (A) By the court or other body approving the settlement or other disposition; or

      (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (2) written opinion of independent legal counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

            (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment Advisor or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued there under.

 Item 26. Business and Other Connections of Investment Advisor

       The only activity of the Registrant's investment Advisor, FCA Corp, prior to the date hereof has been that of investment Advisor and financial and business planners to pension and profit sharing plans, charitable institutions, individuals and other entities.

       Set forth below is a list of each officer and director of the Registrant's investment Advisor, indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two years, for his own account or in the capacity of director, officer, partner or trustee.

                            Other Substantial
                            Position with               Business, Profession,
Name                        Investment Advisor          Vocation or Employment
----                        ------------------          ----------------------

Robert W. Scharar           Director, President &       Investment Advisor &
5847 San Felipe             Chief Executive Officer     Senior Financial Planner
Suite 850                   of FCA Corp
Houston, TX 77057

Katheryn Surface Banks      Chief Compliance Officer    Attorney
5847 San Felipe
Suite 850
Houston, TX 77057

William J. Moore            Treasurer                   Business Advisor
5847 San Felipe
Suite 850
Houston, TX  77057

Shari Manning               Secretary                   Senior Financial Planner
1535 Ashford Hollow
Houston, TX  77077

Item 27. Principal Underwriters

      (a) The principal underwriter for the Registrant is BISYS Fund Services, Limited Partnership ("BISYS" or the "Distributor"). BISYS also acts as principal underwriter for the following investment companies;

      Allianz Variable Insurance Products Fund of Funds Trust
      Allianz Variable Insurance Products Trust
      American Independence Funds Trust
      American Performance Funds
      The Bjurman, Barry Funds
      The Coventry Group
      Coventry Funds Trust
      Excelsior Funds, Inc.
      Excelsior Funds Trust
      Excelsior Tax-Exempt Funds, Inc.
      First Focus Funds, Inc.
      The Hirtle Callaghan Trust
      HSBC Advisor Funds Trust
      HSBC Investor Funds
      Legacy Funds Group
      Pacific Capital Funds
      STI Classic Funds
      STI Classic Variable Trust
      The Blue Fund Group
      Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 Summer Street, 15th Floor, Boston, Massachusetts, 02110. Office of Supervisory Jurisdiction(OSJ) Branch is located at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

      (b) Information about Directors and Officers of BISYS is as follows:

            Name                              Position with Underwriter
            Brian K. Bey                      President and Director
            Elliott Dobin                     Secretary
            Andrew H. Byer                    Chief Compliance Officer
            Wayne A. Rose                     Assistant Chief Compliance Officer
            James E. Pike                     Financial and Operations Principal

      (c) Not Applicable

Item 28. Location of Accounts and Records


      FCA Corp, the investment Advisor of the Commonwealth Funds is located at 5847 San Felipe, Suite 850, Houston, Texas 77057; The Fifth Third Bank, the custodian of the Commonwealth Funds is located at 38 Fountain Square, Cincinnati, Ohio 45263, and BISYS Fund Services Ohio, Inc., the Administrator, is located at 3435 Stelzer Road, Columbus, OH 43219; Rabil & Ropka L.L.C., fund counsel, is located at 215 Fries Mills Road, Turnersville, NJ 08012 and maintains physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated there under.


Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment No. 48 to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Houston, and State of Texas on the 22nd day of February, 2007.


                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                                      Registrant

                                                            By:/s/Robert Scharar
                                                       Robert Scharar, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

  Signatures                          Title                         Date
  ----------                          -----                         ----


/s/ Robert Scharar            President and Trustee            February 22, 2007
----------------------        (Principal Executive
Robert Scharar                Officer)

/s/ Linda A. Durkin           Treasurer                        February 22, 2007
----------------------        (Principal Financial
Linda A. Durkin               Officer)

* /s/ John Akard, Jr.         Trustee                          February 22, 2007
----------------------
John Akard, Jr.

* /s/ Kathleen Kelly          Trustee                          February 22, 2007
----------------------
Kathleen Kelly

* /s/ Jack Ewing              Trustee                          February 22, 2007
----------------------
Jack H. Ewing


* By: /s/ Robert Scharar
      ----------------------
      Robert Scharar, President, Attorney-in-Fact

                                TABLE OF CONTENTS

                                    EXHIBITS


Distribution Agreement                                                    E(i)

Opinion of Counsel                                                        I(i)

Auditor's Consent                                                         J(i)

Power of Attorney of Jack H. Ewing                                        J(ii)

Power of Attorney of Kathleen Kelly                                       J(iii)

Power of Attorney of John Akard, Jr.                                      J(iv)